SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                          Filed by the Registrant [ X ]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-12

               COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC
                (Name of Registrant as Specified in Its Charter)

                  --------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transactions applies:

       2)         Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4)         Proposed maximum aggregate value of transaction:

       5)         Total fee paid:

[   ]  Fee paid previously with preliminary materials.

[   ]  Check   box if  any part of  the fee is offset as  provided  by  Exchange
       Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)         Amount Previously Paid:
       2)         Form,  Schedule or  Registration  Statement No.:
       3)         Filing Party:
       4)         Date Filed:

               COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC
                               100 Federal Street
                                Boston, MA 02110
              ----------------------------------------------------
                     NOTICE OF SPECIAL MEETING OF INVESTORS
                         TO BE HELD ON DECEMBER 3, 2004
              ----------------------------------------------------

To the Investors:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF INVESTORS (the "Special Meeting") of the Columbia Management Multi-Strategy Hedge Fund, LLC (the "Fund") will be held on December 3, 2004 at 2:00 p.m., Eastern Time, at the offices of the Fund's Administrator, PFPC Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Special Meeting is being held to consider and vote on the following proposals:

Proposal 1:       To elect three Directors to the Board

Proposal 2:       To approve a new  Management  Agreement  between  the Fund and
                  Liberty Asset Management Company

Proposal 3:       To  approve  a  new  Subadvisory   Agreement  between  Liberty
                  Asset  Management  Company, Grosvenor Capital Management, L.P.
                  and the Fund

Proposal 4:       To transact  such  other business as  may properly come before the meeting and any adjournments thereof.

Investors of record of the Fund at the close of business on October 20, 2004 (the "Record Date") are entitled to notice of, and to vote on, the proposals at the Special Meeting or any adjournment thereof.

Investors are invited to attend in person. If you plan to attend the Special Meeting, please indicate this on the enclosed proxy card and return it promptly in the enclosed envelope. You may also cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Special Meeting.

If you have any questions before you vote, please contact the Fund by calling toll-free (888) 786-9977.

By Order of the Board of Directors

J. Kevin Connaughton
President
Columbia Management Multi-Strategy Hedge Fund, LLC

                                IMPORTANT NOTICE


         At a Special Meeting of Investors of the Fund to be held on December 3, 2004, investors will have the opportunity to vote on a number of proposals relating to the Fund. We recommend that you read the entire enclosed Proxy Statement, which describes these proposals in more detail. For your convenience, we have provided some "Questions and Answers" to assist you in reviewing these proposals.

                 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
                             AND THE PROXY STATEMENT



Q.     WHY IS THE FUND HOLDING A SPECIAL MEETING?

A. The Fund's Board of Directors (the "Board") is proposing several changes for the Fund that require investor approval. First, the Board is seeking investor approval for the election of new Directors. Second, the Board is seeking investor approval of a new Management Agreement between the Fund and Liberty Asset Management Company ("LAMCO" or the "Proposed New Adviser"). Finally, the Board is seeking investor approval of a new Subadvisory Agreement between LAMCO, the Fund and the Fund's current subadviser, Grosvenor Capital Management, L.P. ("Grosvenor" or the "Subadviser").


Q.     WHY IS A SHAREHOLDER VOTE NECESSARY?

A. The Investment Company Act of 1940, as amended (the "1940 Act"), requires investors to elect the new Directors and to vote on an investment management agreement whenever there is a change in the investment adviser. Therefore, the Board is holding the Special Meeting to ensure the Fund's continued compliance with the 1940 Act provisions by providing a forum for investors to elect the new Directors and approve the Fund's agreements with LAMCO and Grosvenor.


Q. WILL THE NEW MANAGEMENT AGREEMENT BETWEEN THE FUND AND LAMCO DIFFER SUBSTANTIVELY FROM THE CURRENT MANAGEMENT AGREEMENT?

A. No. The proposed new Management Agreement contains substantially similar provisions and does not differ in substance from the current Management Agreement under which services are provided to the Fund. If approved, the new Management Agreement will continue for an initial term running through October, 2006 and may continue annually thereafter upon approval by a vote of a majority of the outstanding voting securities of the Fund or by the Board.


Q. ARE THESE CHANGES IN ANY WAY RELATED TO THE SEC'S ON-GOING INVESTIGATION OF THE MUTUAL FUND INDUSTRY?

A.     No.   These   changes   are  being   proposed  as  a  result  of  several
       organizational realignments within the newly merged Bank of America / FleetBoston Financial investment management business.

Q.     HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board unanimously recommends that you vote "FOR" each proposal. All of the Directors are "Independent Directors," meaning that they are not "interested persons" of the Fund as defined in the 1940 Act.


Q. AM I REQUIRED TO APPROVE OR REJECT ALL OF THE PROPOSALS AS A GROUP, OR CAN I VOTE "YES" FOR SOME PROPOSALS AND "NO" FOR OTHERS?

A. Each of the Proposals discussed in this Proxy Statement is subject to a separate vote, and you should accept or reject each Proposal on its own merits. Please note, however, that the decisions made on the second and third Proposals are ultimately related. For example, the new Subadvisory Agreement between LAMCO, the Fund and Grosvenor (Proposal 3) cannot be approved unless the new Management Agreement between the Fund and LAMCO (Proposal 2) is approved.


Q. WHAT WILL THE BOARD DO IF ONE OR MORE, BUT NOT ALL, OF THE PROPOSALS ARE APPROVED?

A. If one or more, but not all, of the Proposals are approved, the Board will evaluate the appropriate action that the Fund should take. For example, if investors approve Proposals 2 and 3, but reject Proposal 1, the Board could determine to have a subsequent investor meeting regarding Proposal 1.


Q.     WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that each separate proposal can be acted upon. We encourage all investors to participate in the governance of the Fund. Approval of each of Proposal 2 and 3 requires the affirmative vote of a majority of the outstanding interests in the Fund of all investors on the Record Date. A plurality of the votes cast is required for approval of Proposal 1.

       In addition, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.


Q.     WHO CAN I CALL IF I HAVE QUESTIONS?

A.     We  will  be  pleased  to  answer   your   questions   about  this  proxy
       solicitation. Please call us at (888) 786-9977 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.


Q.     HOW DO I VOTE?

A. You may use the enclosed postage-paid envelope to mail your proxy card or you may attend the meeting in person.

                                 PROXY STATEMENT

           SPECIAL MEETING OF INVESTORS TO BE HELD ON DECEMBER 3, 2004

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Columbia Management
Multi-Strategy Hedge Fund, LLC (the "Fund") for use at the Special Meeting of Investors of the Fund (the "Special Meeting") to be held on December 3, 2004 at 2:00 p.m. Eastern time at the offices of the Fund's Administrator, PFPC Inc., 760 Moore Road, King of Prussia, PA 19406. This Proxy Statement and the accompanying proxy card were mailed to investors on or about November 1, 2004. The close of business on October 20, 2004 has been fixed as the record date (the "Record Date") for the determination of investors entitled to notice of and to vote at the Special Meeting. Investors vote in proportion to their capital account balances on the Record Date. At the close of business on the Record Date, the total of the capital account balances of all investors was $168,655,302 (excluding capital account balances of Columbia Management Advisors, Inc. ("Columbia Management" or the "Adviser"), the Fund's investment adviser, and Grosvenor Capital Management, L.P. ("Grosvenor" or the "Subadviser"), the Fund's subadviser. (The Fund generally computes its net asset value as of the last business day of each month. Investors' capital account balances as of the Record Date are based on the Fund's computation of its net asset value as of September 30, 2004, and take into account any new investments in the Fund that investors made on October 1, 2004).

         All proxies solicited by the Board that are properly executed and received by the Fund's Secretary before the Special Meeting will be voted at the Special Meeting in accordance with the investors' instructions. An investor may revoke the accompanying proxy at any time before the vote by notifying the Fund of revocation in writing, delivering to the Secretary a duly executed proxy card bearing a later date, or attending the Special Meeting in person, requesting return of any previously-delivered proxy and voting by ballot at the Special Meeting. If no instruction is given on a signed and returned proxy card, it will be voted "FOR" all proposals and the proxies may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

         At least thirty percent (30%) of the Fund's outstanding interests on the Record Date, measured by aggregate capital account balances of all investors (exclusive of any capital account balances of Columbia Management or Grosvenor), represented in person or by proxy, must be present to constitute a quorum. If a quorum is not present or represented at the Special Meeting, the investors holding a majority of the capital account balances present in person or by proxy may adjourn the Special Meeting to a later date, without notice other than announcement at the Special Meeting, until a quorum is present or represented. Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Fund to act as inspectors of election for the Special Meeting.

         The affirmative vote of a plurality of the votes cast (measured by capital account balances) is necessary to elect each of the Directors. There is no cumulative voting in the election of Directors. For the purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required. The approval of the proposed new Management Agreement and proposed new Subadvisory Agreement require the affirmative vote (measured by capital account balances) of "a majority of the outstanding voting securities" of the Fund, which is defined in the Investment Company Act of 1940, as amended (the "1940 Act") to mean the vote (i) of 67 percent or more of the interests present at the Special Meeting, if the holders of more than 50 percent of the interests of the Fund are present or represented by proxy, or (ii) of more than 50 percent of the interests of the Fund, whichever is less.

         You may obtain a copy, without charge, of the Fund's Annual Report dated March 31, 2004 by writing the Fund at 100 Federal Street, Boston, MA 02110 or by calling toll-free (888) 786-9977. These reports have been previously mailed to investors.

--------------------------------------------------------------------------------
                                   PROPOSAL 1
                              ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Board is proposing that investors approve the election of three Directors, Messrs. Brock, Brott and Yellin, to comprise the entire Board and to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. These Director Nominees were recently selected by the Governance Committee of the Board, which is comprised entirely of the Independent Directors of the Board, and nominated by the full Board at a meeting held on August 11, 2004. "Independent Directors" are Directors who are not "interested persons" of the Fund as that term is defined in the 1940 Act.

         If elected, the terms of the three Director Nominees will begin on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as investor approval is obtained, upon their respective acceptances of their election in writing (the "Effective Date"); until that time, the current Board members will continue their terms. It is anticipated that Ms. Verville and Messrs. Froot and Neuhauser, the current members of the Board, will no longer serve after the Effective Date if Proposal 1 is approved by the investors of the Fund.


REASONS FOR PROPOSAL

         Effective April 1, 2004, FleetBoston Financial Corporation ("FleetBoston") was acquired by Bank of America Corporation ("Bank of America"). As a result of this merger, the combined Bank of America has three registered hedge funds: the Fund, the BACAP 1 Alternative Multi-Strategy Fund, LLC and BACAP 1 Opportunity Strategy, LLC. Two different boards oversee these three funds. It is proposed that the three Director Nominees, all of whom currently serve on the Boards of BACAP Alternative Multi-Strategy Fund, LLC and BACAP Opportunity Strategy, LLC (the "BACAP Funds"), be elected to the Board of the Fund and replace the Fund's current Directors. This will enhance the oversight and management of the Fund by leveraging the Director Nominees' BACAP Fund experience.

         The Director Nominees have distinguished careers in accounting, finance, marketing and other areas and will bring a wide range of expertise to the Board. The three Director Nominees, if elected, will be considered Independent Directors. Independent Directors are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Fund and management.

         For the reasons as set forth above, the Board unanimously recommends that investors of the Fund vote to elect each of the three Director Nominees.

         If the Director Nominees are elected by the investors, each Director Nominee will serve, commencing on the Effective Date, until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. If the Director Nominees are not elected, the Board will consider appropriate alternative actions based upon the best interests of the Fund's investors.

----------------------
1 Banc of America Capital Management, LLC ("BACAP") is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

INFORMATION REGARDING DIRECTOR NOMINEES

         The names and ages of the Director Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. No Director Nominee will serve as an officer of the Fund. Each of the Director Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Director Nominees named below. If any Director Nominee is unable or unavailable to serve, the persons named as proxies will vote for such other nominee(s) as the Board may recommend.

----------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                            LENGTH OF                                  FUNDS IN FUND
                                              TERM                                        COMPLEX*
                             POSITION      SERVED, AND        PRINCIPAL OCCUPATION(S)   OVERSEEN BY          OTHER
      NAME, AGE AND          WITH THE       TERM OF             HELD DURING THE         NOMINEE (IF     DIRECTORSHIPS
     MAILING ADDRESS           FUND          OFFICE             PAST FIVE YEARS           ELECTED)           HELD
----------------------------------------------------------------------------------------------------------------------
Thomas W. Brock (57)        Director           N/A        Adjunct Professor, Columbia         3         Blythedale
600 Mamaroneck Ave.         Nominee                       University Graduate School                    Children's
Suite 431                                                 of Business, since 1998;                      Hospital and
Harrison, NY 10528                                        Chairman, CEO, Salomon                        WestHab.
                                                          Brothers Asset Management,
                                                          Inc. from 1993 to 1998.
----------------------------------------------------------------------------------------------------------------------
Alan Brott (61)             Director           N/A        Consultant (financial),             3
6 Mandy Court               Nominee                       since October 1991;
Croton-on-Hudson, NY 10520                                Associate Professor,
                                                          Columbia University
                                                          Graduate School of
                                                          Business, since September
                                                          2000.
----------------------------------------------------------------------------------------------------------------------
Thomas G. Yellin (51)       Director           N/A        President, PJ Productions,          3
125 West End Ave,           Nominee                       since December 2002;
4th Floor                                                 Executive Producer, ABC
New York, NY 10023                                        News from August 1989 to
                                                          December 2002.
----------------------------------------------------------------------------------------------------------------------

* The "Fund Complex" consists of all registered investment companies advised by the Adviser and its affiliates, and includes the Fund, the BACAP Funds, and the Columbia Management Group, Inc. family of funds.

INFORMATION REGARDING CURRENT DIRECTORS OF THE FUND

         The names and ages of the current Directors of the Fund, their principal occupations during the past five years and certain of their other affiliations are provided below. The Board held four meetings during the Fund's most recent fiscal year.

----------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                            LENGTH OF                                  FUNDS IN FUND
                                              TERM                                        COMPLEX*
                             POSITION      SERVED, AND        PRINCIPAL OCCUPATION(S)   OVERSEEN BY          OTHER
      NAME, AGE AND          WITH THE       TERM OF             HELD DURING THE         NOMINEE (IF     DIRECTORSHIPS
     MAILING ADDRESS           FUND          OFFICE             PAST FIVE YEARS           ELECTED)           HELD
----------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot (46)       Director       Since 2002     Professor of Finance,               21        State Street
c/o Columbia Management                                   Harvard Business School.                      Associates
Advisors, Inc.
One Financial Center
Boston, MA  02111
----------------------------------------------------------------------------------------------------------------------
John J. Neuhauser (60)      Director       Since 2002     Academic Vice President and        122        Saucony Inc.
c/o Columbia Management                                   Dean of Faculties since                       and SkillSoft
Advisors, Inc.                                            August 1999, Boston College                   Corp.
One Financial Center                                      (formerly Dean, Boston
Boston, MA  02111                                         College School of
                                                          Management from September
                                                          1977 to September 1999).
----------------------------------------------------------------------------------------------------------------------
Anne-Lee Verville  (59)     Director       Since 2002     Author of educational              120        Chairman of
c/o Columbia Management                                   systems needs (formerly                       the Board of
Advisors, Inc.                                            General Manager, Global                       Directors,
One Financial Center                                      Education Industry from                       Enesco Group,
Boston, MA  02111                                         1994 to 1997, IBM                             Inc.
                                                          Corporation).
----------------------------------------------------------------------------------------------------------------------

* The "Fund Complex" consists of all registered investment companies advised by the Adviser and its affiliates, and includes the Fund, the BACAP Funds, and the Columbia Management Group, Inc. family of funds.


BOARD COMMITTEES

         If  elected,   the  Director   Nominees   will  assume  the   committee
responsibilities of the current Directors. No changes are anticipated to the general operating charters or activities of each committee listed below.

GOVERNANCE COMMITTEE

        The Board  has  established  a  Governance  Committee  comprised  of Ms.
Verville and Messrs. Froot and Neuhauser. The duties and functions of the Governance Committee include recommending to the Board nominees for election as Directors of the Fund, performing periodic evaluations of the effectiveness of the Board as a whole and individual Directors, reviewing and recommending to the Board policies and practices to be followed in carrying out the Directors' duties and responsibilities, and reviewing and making recommendations to the Board at least annually regarding compensation of the Independent Directors. The Governance Committee does not have a formal charter; APPENDIX A identifies the responsibilities of the Governance Committee, as established by the Board. The Governance Committee does not have a policy with regard to the consideration of any Director candidates recommended by investors, as the Fund does not hold annual meetings to elect Directors. During the Fund's most recent fiscal year, the Governance Committee held one meeting. Each member of the Governance Committee is an Independent Director. The Fund has not determined whether the members of the Governance Committee are "independent" under the rules of any national securities exchange or national securities association registered under the Securities Exchange Act of 1934, as amended. The Fund's interests are not listed or traded on any registered national securities exchange and are not listed, traded or quoted on any stock market subject to the rules of any registered national securities association.


AUDIT COMMITTEE

         The Board has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. The Audit Committee assists the Board in its oversight of the Fund's accounting and financial reporting policies and practices and accounting services provided to the Fund. The Audit Committee also provides oversight regarding the quality and objectivity of the Fund's financial statements and the independent audit thereof and determines the selection of the Fund's independent accountants. The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee. The Audit Committee operates under a charter that was most recently approved by the Board on February 11, 2004 and is attached as APPENDIX B. The Audit Committee is required to meet at least twice annually. During the Fund's most recent fiscal year there were two meetings of the Audit Committee.

         At meetings held on July 22, 2002 and June 17, 2003, a majority of the Independent Directors selected PricewaterhouseCoopers LLP ("PWC") as independent accountants for the Fund for the fiscal years ended March 31, 2003 and March 31, 2004, respectively. PWC has advised the Fund that, to the best of its knowledge and belief, as of the record date, no PWC professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to accountants. It is expected that representatives of PWC will not be present at the Special Meeting, but will be available by telephone to respond to appropriate questions that may arise and to make a statement if the representatives choose to do so.

         In connection with the audited financial statements included in the Annual Report for the fiscal year ended March 31, 2004, the Audit Committee met on June 8, 2004 to review and discuss the audited financial statements with management and the independent accountants, and discussed the results of the audit of these financial statements with the independent accountants.

         The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board
Standard No. 1 (INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES) and has discussed with the independent accountants their independence. The Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented.

         Based on the foregoing review and discussion, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended March 31, 2004 be included in the Fund's annual report to investors for that year.

         The members of the Audit Committee are Ms. Verville, Mr. Froot and Mr. Neuhauser, each of whom is an Independent Director. The Fund has not determined whether the members of the Audit Committee are "independent" under the rules of any national securities exchange or national securities association registered under the Securities Exchange Act of 1934, as amended. The Fund's interests are not listed or traded on any registered national securities exchange and are not listed, traded or quoted on any stock market subject to the rules of any registered national securities association. The Audit Committee members are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's accountants are in fact "independent."



INDEPENDENT ACCOUNTANTS' FEES

         The following paragraphs include information about the aggregate fees paid to the Fund's independent accountants for the two most recent fiscal years.

AUDIT FEES

         Audit Fees are fees related to the audit of and review of the Fund's financial statements included in annual reports and registration statements and other services that are normally provided by the independent accountants in connection with statutory and regulatory filings or engagements. Aggregate Audit Fees billed to the Fund by the independent accountants for the fiscal years ended March 31, 2004 and March 31, 2003 were $41,000 and $40,000, respectively.

AUDIT-RELATED FEES

         Audit-Related Fees are fees for assurance and related services provided by the independent accountants that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported in Audit Fees above. In fiscal year 2004, Audit-Related Fees included certain agreed-upon procedures performed for semi-annual shareholder reports and technical research on accountings and disclosure matters. Aggregate Audit-Related Fees billed to the Fund by the independent accountants for the fiscal years ended March 31, 2004 and March 31, 2003 were $13,000 and $0, respectively.

TAX FEES

         Tax Fees are fees associated with tax compliance, tax advice and tax planning. Tax Fees in fiscal year 2004 are primarily for the review of the annual tax returns, review of individual partner allocations and research and advice on tax matters. Aggregate Tax Fees billed to the Fund by the independent accountants for the fiscal years ended March 31, 2004 and March 31, 2003 were $28,000 and $0, respectively. Please note that the Fund's tax year-end is December 31. Tax Fees for the fiscal year ended March 31, 2004 include amounts accrued but not yet billed by the independent accountants.

ALL OTHER FEES

         All Other Fees are fees for products and services provided by the independent accountants, other than the services reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees." Aggregate All Other Fees billed by the independent accountants for the fiscal years ended March 31, 2004 and March 31, 2003 were $0 and $0, respectively.

PRE-APPROVAL OF OTHER SERVICES

         The Fund's Audit Committee has adopted a formal policy (the "Policy") setting forth the procedures and the conditions on which the Audit Committee will pre-approve (i) all audit and non-audit services (including audit-related, tax and all other) provided by the Fund's independent accountants to the Fund, and (ii) all non-audit services provided by the Fund's independent accountants to the Fund's adviser or any control affiliate of the adviser that relate directly to the Fund's operations and financial reporting. A "control affiliate" is an entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

         The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent accountants to Fund management.

         The pre-approval requirements for services to the Adviser Entities that provide ongoing services to the Fund under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended March 31, 2004, there were no Audit-Related Fees, Tax Fees or All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

         The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal year ended March 31, 2004 was zero.


REMUNERATION OF DIRECTORS AND DIRECTOR NOMINEES

         Each Director is compensated at the rate of $5,000 per annum plus $1,250 per Board meeting attended. The Fund provides no pension or retirement benefits to the Directors.

         The following table shows aggregate compensation paid to the Directors by the Fund and total compensation from all investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. All compensation is reported for the Fund's fiscal year ended March 31, 2004.

-------------------------------------------------------------------------------------------------------------------
                                                         PENSION OR        ESTIMATED ANNUAL     TOTAL COMPENSATION
                                    AGGREGATE       RETIREMENT BENEFITS       RETIREMENT             FROM THE
           NAME OF             COMPENSATION FROM     ACCRUED AS PART OF      BENEFITS UPON        FUND AND FUND
  DIRECTOR/DIRECTOR NOMINEE         THE FUND           FUND EXPENSES          RETIREMENT             COMPLEX
-------------------------------------------------------------------------------------------------------------------
                                                     DIRECTORS
-------------------------------------------------------------------------------------------------------------------
Joseph R. Palombo*                     $0                   None                 None                  N/A
-------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot                     $10,000                None                 None                $84,750
-------------------------------------------------------------------------------------------------------------------
John J. Neuhauser                    $10,000                None                 None                $171,400
-------------------------------------------------------------------------------------------------------------------
Anne-Lee Verville                    $10,000                None                 None                $160,250
-------------------------------------------------------------------------------------------------------------------
                                                 DIRECTOR NOMINEES
-------------------------------------------------------------------------------------------------------------------
Thomas W. Brock                        $0                   None                 None                $25,500
-------------------------------------------------------------------------------------------------------------------
Alan Brott                             $0                   None                 None                $13,456
-------------------------------------------------------------------------------------------------------------------
Thomas G. Yellin                       $0                   None                 None                $25,500
-------------------------------------------------------------------------------------------------------------------

* Mr.  Palombo  resigned  from the Board of  Directors  of the Fund on March 28,
2004.

         The table below sets forth the dollar range of equity securities beneficially owned as of September 30, 2004 by each Director and Director Nominee in the Fund, and, on an aggregate basis, in any registered investment companies overseen by the Director or Director Nominee in the "family of investment funds" that includes the Fund.

----------------------------------------------------------------------------------------------------------
                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                        SECURITIES IN ALL REGISTERED
                                                                      INVESTMENT COMPANIES OVERSEEN BY
                NAME OF              DOLLAR RANGE OF EQUITY           DIRECTOR IN FAMILY OF INVESTMENT
       DIRECTOR/DIRECTOR NOMINEE     SECURITIES IN THE FUND                       COMPANIES
----------------------------------------------------------------------------------------------------------
                                          DIRECTORS
----------------------------------------------------------------------------------------------------------
Kenneth A. Froot                         Over $100,000                          Over $100,000
----------------------------------------------------------------------------------------------------------
John J. Neuhauser                             None                              Over $100,000
----------------------------------------------------------------------------------------------------------
Anne-Lee Verville                             None                              Over $100,000
----------------------------------------------------------------------------------------------------------
                                      DIRECTOR NOMINEES
----------------------------------------------------------------------------------------------------------
Thomas W. Brock                               None                                  None
----------------------------------------------------------------------------------------------------------
Alan Brott                                    None                                  None
----------------------------------------------------------------------------------------------------------
Thomas G. Yellin                              None                                  None
----------------------------------------------------------------------------------------------------------

         As of the Record Date, the Independent Directors and their immediate family members did not own, beneficially or of record, any securities in the Adviser, or in any persons (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.

--------------------------------------------------------------------------------
                                   PROPOSAL 2
                      APPROVAL OF NEW MANAGEMENT AGREEMENT
--------------------------------------------------------------------------------


            The Board is proposing that investors approve a new Management Agreement to be entered into between the Fund and LAMCO. A form of the proposed Management Agreement (the "Proposed Management Agreement") is attached as APPENDIX C.

            The Proposed Management Agreement contains provisions substantially similar to and does not differ in substance from the current Management
Agreement between the Fund and Columbia Management under which investment advisory services are currently provided to the Fund. The management fee rate set forth in the Proposed Management Agreement is identical to the fee rate set forth in the current Management Agreement. The dates of execution, effectiveness and initial term and the parties to the contract will vary. In addition, the provision in the current Management Agreement governing the Fund's right to use the name "Columbia Management Multi-Strategy Hedge Fund, LLC" or any other name embodying the terms "Columbia" or "Columbia Management" is not included in the Proposed Management Agreement. Instead, the Fund will enter into a separate agreement with Columbia Management and LAMCO providing for the Fund's right to use its current name or another name including the terms "Columbia" or "Columbia Management." The terms of this separate agreement will be substantively identical to the relevant terms of the current Management Agreement, except that the Fund's right will continue for so long as its investment adviser is Columbia Management or an affiliate (such as LAMCO) of Columbia Management.


REASONS FOR THE PROPOSAL AND DIRECTORS' RECOMMENDATION

         Fund management recently recommended to the Board that, due to organizational realignments of entities within the newly combined investment groups of Bank of America and FleetBoston, LAMCO replace Columbia Management as investment adviser for the Fund. LAMCO and Columbia Management are both indirect, wholly-owned subsidiaries of Bank of America. The Bank of America organization is in the process of consolidating into LAMCO the oversight of various financial products that, like the Fund, are managed by unaffiliated sub-advisers. The investment professionals within Columbia Management who are primarily responsible for performing Columbia Management's investment oversight function for the Fund are also officers of LAMCO and are expected to continue to serve the same investment oversight function for the Fund, in their capacity as officers of LAMCO, under the Proposed Management Agreement.

         The Board, on behalf of the Fund, requested and reviewed various materials relating to LAMCO, including materials furnished by LAMCO. These materials included information about LAMCO's personnel, organizational structure, operations and financial condition. The Board also evaluated the ability of LAMCO to provide a stable financial environment for the provision of services to the Fund.

         The Board met on September 27, 2004 to consider the approval of the Proposed Management Agreement with LAMCO. At that Meeting, the Board had the opportunity to meet with the representatives of LAMCO to determine whether the Proposed Management Agreement was in the best interests of the Fund and its investors. The Board voted to recommend the Proposed Management Agreement to the Fund's investors for their approval.

         At the Meeting, the Directors gave particular consideration to matters relating to LAMCO and Columbia Management, including:

     o the fact that substantially all of the key personnel of Columbia Management who currently are involved in providing services to the Fund are also employees of LAMCO and will continue to provide services to the Fund if the Proposed Management Agreement is approved;

     o   the nature and stability of the ownership of LAMCO;

     o the investment oversight approach of LAMCO and the fact that LAMCO's oversight approach is the same as that of Columbia Management;

     o the stated intention of LAMCO not to change the investment oversight approach or process; and

     o   the   experience  of  the  key  personnel  of  LAMCO  in  advising  and administering the Fund and with related regulatory or compliance matters.

         The Directors also considered information of the type they regularly consider when evaluating whether to continue an advisory agreement, including:

     o the terms of the Proposed Management Agreement and the fact that the terms are substantially similar to the current Management Agreement;

     o that the Proposed Management Agreement provides for the same services to the Fund as the current Management Agreement;

     o the investment performance and expense ratio of the Fund and similar funds; and

     o   the profitability of Columbia Management.

         For the reasons as set forth above, the Board unanimously recommends that investors of the Fund vote to approve Proposal 2.


INFORMATION CONCERNING CURRENT ADVISER

         Columbia Management is an Oregon corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Columbia Management has its principal offices at 100 Federal Street, Boston, Massachusetts 02110. As of June 30, 2004, Columbia Management had approximately $150 billion in assets under management.

         The following persons are officers and/or directors of Columbia Management and officers and/or Directors of the Fund: J. Kevin Connaughton (President of the Fund and Vice President of Columbia Management); David A. Rozenson (Secretary and Chief Legal Officer of the Fund and Secretary of Columbia Management).

         The following table sets forth the names, addresses, positions, and principal occupations of Columbia Management's principal executive officer and directors.

--------------------------------------------------------------------------------------------------------------------
                                           CURRENT POSITION(S) WITH THE
       NAME AND ADDRESS                          CURRENT ADVISER                        PRINCIPAL OCCUPATION(S)
--------------------------------------------------------------------------------------------------------------------
Keith Banks                      Chairman,  Chief  Executive Officer, Chief        Columbia Management Group, Inc.
100 Federal Street               Investment Officer, Director and President        (Chief Executive Officer, Chief
Boston, MA 02110                                                                   Investment Officer and President)
--------------------------------------------------------------------------------------------------------------------
Roger Sayler                     Director                                          Columbia Management Group, Inc.
590 Madison Avenue                                                                 (Chief Operating Officer)
New York, NY 10022
--------------------------------------------------------------------------------------------------------------------

         Columbia Management is a direct wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is wholly-owned by Fleet National Bank, which in turn is wholly-owned by Bank of America.


INFORMATION CONCERNING NEW ADVISER

         LAMCO is a Delaware corporation registered as an investment adviser under the Advisers Act. LAMCO provides investment management services to the Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc., two closed-end management investment companies. LAMCO has its principal offices at One Financial Center, Boston, Massachusetts 02110. As of June 30, 2004, LAMCO had approximately $2 billion in assets under management.

          The following table sets forth the names, addresses, positions, and principal occupations of LAMCO's principal executive officer and directors. David A. Rozenson is Secretary and Chief Legal Officer of the Fund and Secretary of LAMCO.

---------------------------------------------------------------------------------------------------------------------
                                           CURRENT POSITION(S) WITH THE
           NAME AND ADDRESS                         NEW ADVISER                      PRINCIPAL OCCUPATION(S)
---------------------------------------------------------------------------------------------------------------------
Daniel S. McNamara                      President, Chief Executive Officer,        Bank of America (Managing
40 West 57th Street, 33rd Floor         Chairman, Director                         Director, Consulting Services
New York, NY 10019                                                                 Group)
---------------------------------------------------------------------------------------------------------------------
William R. Parmentier                   Chief Investment Officer - External        Bank of America (Manager,
One Financial Center                    Managers, Director                         Consulting Services Group)
Boston, MA 02111
---------------------------------------------------------------------------------------------------------------------
Keith Winn                              Director                                   Bank of America (Senior Vice
40 West 57th Street, 33rd Floor                                                    President, Investment Services
New York, NY 10019                                                                 Group)
---------------------------------------------------------------------------------------------------------------------

         LAMCO is a direct wholly-owned subsidiary of Columbia Management Group, Inc. which in turn is wholly-owned by Fleet National Bank, which in turn is wholly-owned by Bank of America.

INFORMATION CONCERNING THE CURRENT MANAGEMENT AGREEMENT

         Columbia Management serves as the current investment adviser for the Fund pursuant to the Fund's current Management Agreement. Under the current Management Agreement, Columbia Management is responsible for providing all portfolio management and investment advisory services for the Fund. As noted below, Columbia Management has elected to delegate some of its portfolio management responsibilities to Grosvenor as permitted by the current Management Agreement.

         For its services, Columbia Management is entitled to (i) a management fee based on the assets of the Fund, payable monthly in arrears, and (ii) an incentive allocation based on the performance of each investor's interest in the Fund, payable annually (or upon a repurchase of an investor's interest) in arrears. The management fees and incentive allocations payable under the current Management Agreement are separate from and in addition to the fees and expenses borne by the hedge funds in which the Fund invests (which the Fund bears indirectly, as an investor in these hedge funds) and the Fund's other fees and expenses.

         The management fee is payable at the annual rate of 1.0% of the average net assets of the Fund. On or before the tenth business day of each month, the Fund calculates an amount (the "Monthly Management Fee") equal to 0.0833% of the net asset value of the Fund as of the last business day of the previous month, determined before giving effect to the payment of the accrued Monthly Management Fee being calculated or to any repurchases or distributions (including any distributions made in payment of the incentive allocation described below) as of such date or any capital contributions made on such date (such capital contributions being deemed to be made as of the next day). The Fund pays the Monthly Management Fee for each month to Columbia Management on or before the thirtieth day of the following month. The Monthly Management Fee is calculated on a pro rata basis in the case of any partial months. Under the terms of the Subadvisory Agreement, Columbia Management pays a portion of the management fee that it receives from the Fund to Grosvenor.

         An incentive allocation is calculated with respect to each investor on the last day of each Incentive Period. An "Incentive Period" for each investor starts immediately following the preceding Incentive Period and ends on the first to occur of: (i) the next occurring last business day of a calendar year;
(ii) the next repurchase of all or any portion of the investor's interest; (iii) the withdrawal of a Special Member in connection with such Special Member's ceasing to serve as Adviser or Subadviser to the Fund; or (iv) the dissolution of the Fund. (The Fund maintains special advisory accounts for the Adviser and Subadviser, who are referred to as "Special Members" of the Fund, solely for the purpose of receiving incentive allocations.) Incentive allocations are calculated after giving effect to allocations (other than the incentive allocations for the period) but before giving effect to any distributions and repurchases of interests by the Fund or debits to a capital account reflecting items not chargeable ratably to all investors, and are charged to each investor's capital account and credited to the special advisory accounts of the Special Members under arrangements between Columbia Management and Grosvenor and the Fund.

         The aggregate incentive allocation (to the Adviser and Grosvenor combined) for an Incentive Period equals 10% of the amount, if any, in excess of
(a) profit net of losses (after taking into account expenses, including the management fee paid by the Fund) allocated to each investor's capital account for such Incentive Period over (b) the greater of (i) the investor's Hurdle Rate Amount for that Incentive Period and (ii) the balance in the investor's Loss Carryforward as of the end of the prior Incentive Period. An investor's "Loss Carryforward" for the initial Incentive Period is zero and for each Incentive Period thereafter is equal to the investor's Loss Carryforward as of the end of the immediately preceding Incentive Period, increased or decreased, but not below zero, by the positive or negative difference between the net losses over net profits allocated to the investor for the current Incentive Period. The "Hurdle Rate Amount" is the return an investor would receive if its interest as of the beginning of that Incentive Period (adjusted appropriately for any additional contributions) earned a rate of return equal to the one-year U.S. Treasury note, as determined on the first day of each calendar quarter. The Hurdle Rate Amount is not cumulative from Incentive Period to Incentive Period. The Hurdle Rate Amount for June 30, 2003, September 30, 2003, December 31, 2003 and March 31, 2004 is 1.137%, 1.038%, 1.036% and 1.195% per annum, respectively.
On December 31, 2003, the Special Members received an incentive allocation of $643,347, and the incentive allocation that would have been allocated to the Special Members if March 31, 2004 were a calendar year-end is $279,252.

         In the case of a repurchase of only a portion of an interest other than on the last business day of the calendar year, the investor is treated as having two independent interests in the Fund, one of which is being repurchased in its entirety. Allocations to the investor and capital contributions made by the investor during the Incentive Period prior to such repurchase or distribution, and the investor's opening capital account balance and Loss Carryforward as of the beginning of such Incentive Period, will be allocated between the two interests in proportion to the portion of the investor's interest that is repurchased or distributed.

         The Fund has also agreed to reimburse the Adviser or one or more subadvisers for out-of-pocket expenses incurred by them in connection with the provision of advisory or subadvisory services to the Fund. The Fund is not obligated to pay more than $25,000 in reimbursement in any calendar year, however.

         The current Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its contractual duties, the Adviser, including its officers, directors, employees or agents, is not subject to any liability to the Fund, to any investor in the Fund or to any officer or manager of the Fund for any act or omission in the course of, or connected with, rendering services under the Management Agreement.

         The current Management Agreement, dated October 11, 2002, was approved by the Fund's initial investor in connection with the organization of the Fund, and was last approved by the Directors at a meeting held for that purpose on August 11, 2004. The current Management Agreement remains in effect from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, or by the Board and, in either event, by the vote of a majority of the Independent Directors, cast in person at a meeting called for that purpose. The current Management Agreement provides for termination by the Board or by the Fund's investors (by a vote of "a majority of the outstanding voting securities" of the Fund) without penalty at any time on sixty (60) days' written notice to Columbia Management, or by Columbia Management on ninety (90) days' written notice to the Fund. The current Management Agreement will be terminated if and when the Proposed Management Agreement becomes effective.

         During the fiscal year ended March 31, 2004, the aggregate fees that the Fund paid to the Adviser under the current Management Agreement were $840,840. In addition, the Fund repaid $73,930 to the Adviser during the fiscal year ended March 31, 2004, to reimburse the Adviser for organizational and initial offering expenses of the Fund that the Adviser voluntarily paid.


INFORMATION CONCERNING THE PROPOSED MANAGEMENT AGREEMENT

         The Proposed Management Agreement contains provisions substantially similar to and does not differ in substance from the current Management Agreement. LAMCO is required to provide the same services to the Fund, and is entitled to the same management fee, incentive allocation and expense reimbursement, as is provided for in the Fund's current Management Agreement with Columbia Management and outlined in the preceding paragraphs. As noted above, the dates of execution, effectiveness and initial term of the Proposed Management Agreement will be different from those of the current Management Agreement. In addition, the Proposed Management Agreement does not contain any provisions relating to the Fund's name; as described above, the relevant provisions in the current Management Agreement will be included in a separate agreement between the Fund, Columbia Management and LAMCO. For a complete understanding of the Proposed Management Agreement, please refer to APPENDIX C.

         If approved by investors, the Proposed Management Agreement will continue in effect until October 31, 2006 and may continue thereafter from year to year if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or by the Board, and, in either event, by the vote of a majority of the Directors who are not parties to the Proposed Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for this purpose.

         If the Proposed Management Agreement is not approved by the investors of the Fund, the Directors of the Fund will consider what other action is appropriate based upon the best interests of the Fund's investors.

--------------------------------------------------------------------------------
                                   PROPOSAL 3
                      APPROVAL OF NEW SUBADVISORY AGREEMENT
--------------------------------------------------------------------------------


         Upon approval by the Fund's investors of the Proposed Management Agreement between the Fund and LAMCO, LAMCO intends to enter into a new subadvisory agreement (the "Proposed Subadvisory Agreement") with Grosvenor, the Fund's current subadviser, so that Grosvenor may continue to provide subadvisory services to the Fund. The Proposed Subadvisory Agreement is required because the Fund's current Subadvisory Agreement with Grosvenor runs between Columbia Management, the Fund and Grosvenor, rather than LAMCO, the Fund and Grosvenor. Other than the substitution of LAMCO for Columbia Management, there are no substantive differences between the Proposed Subadvisory Agreement and the Fund's current Subadvisory Agreement, although the dates of execution, effectiveness and initial term and the parties to the contract will vary. A form of the Proposed Subadvisory Agreement is attached hereto as APPENDIX D.


REASONS FOR THE PROPOSAL

         The Board considered the approval of the Proposed Management Agreement and the approval of the Proposed Subadvisory Agreement at the same time and took into consideration information regarding the management, financial position and business of Grosvenor, as well as the experience of Grosvenor's portfolio management team and the Fund's performance under Grosvenor's current Subadvisory Agreement.

         The Board met on August 11, 2004 to consider the continuation of the current Subadvisory Agreement with Grosvenor. The Board subsequently met on September 27, 2004 to consider the approval of the Proposed Subadvisory Agreement with Grosvenor in light of the Proposed Management Agreement with LAMCO. At that Meeting, the Board considered Grosvenor's experience with providing subadvisory services to the Fund and voted to recommend the Proposed Subadvisory Agreement to the Fund's investors for their approval.

     At the Meeting, the Directors gave particular consideration to matters relating to Grosvenor, including:

     o the fact that substantially all of the key personnel of Grosvenor who currently are involved in providing services to the Fund will continue to provide services to the Fund if the Proposed Subadvisory Agreement is approved;

     o   the nature and stability of the ownership of Grosvenor; and

     o the experience of the key personnel of Grosvenor in advising and administering the Fund and with related regulatory or compliance matters.

         The Directors also considered information of the type they regularly consider when evaluating whether to continue a subadvisory agreement, including:

     o the terms of the Proposed Subadvisory Agreement and the fact that the terms are substantially similar to the current Subadvisory Agreement;

     o that the Proposed Subadvisory Agreement provides for the same services to the Fund as the current Subadvisory Agreement; and

     o the investment performance and expense ratio of the Fund and similar funds.

         For the reasons as set forth above, the Board unanimously recommends that investors of the Fund vote to approve Proposal 3.


INFORMATION CONCERNING SUBADVISER

         Grosvenor is an Illinois limited partnership registered as an investment adviser under the 1940 Act with principal offices at 227 West Monroe Street, Suite 4800, Chicago, Illinois 60606. As of June 30, 2004, Grosvenor had over $11 billion in assets under management.

            The following table sets forth the names, positions, and principal occupations of the Subadviser's principal executive officer and other officers. The business address of each person named below is 227 West Monroe Street, Suite 4800, Chicago, Illinois 60606.

------------------------------------------------------------------------------------------------------
        NAME       CURRENT POSITION(S) WITH SUBADVISER         PRINCIPAL OCCUPATION(S)
------------------------------------------------------------------------------------------------------
Michael J. Sacks           Managing Partner                    Grosvenor Capital Management, L.P.
                                                               (investment management)
------------------------------------------------------------------------------------------------------
Stephen J. Malkin          Partner                             Grosvenor Capital Management, L.P.
                                                               (investment management)
------------------------------------------------------------------------------------------------------
David B. Small             Partner                             Grosvenor Capital Management, L.P.
                                                               (investment management)
------------------------------------------------------------------------------------------------------
Brian A. Wolf              Partner                             Grosvenor Capital Management, L.P.
                                                               (investment management)
------------------------------------------------------------------------------------------------------
Paul Meister               Partner                             Grosvenor Capital Management, L.P.
                                                               (administration and operations)
------------------------------------------------------------------------------------------------------
Stephen J. Brewster        Partner                             Grosvenor Capital Management, L.P.
                                                               (business development and client
                                                               service)
------------------------------------------------------------------------------------------------------
Scott J. Lederman          Partner                             Grosvenor Capital Management, L.P.
                                                               (venture investment and product
                                                               development)
------------------------------------------------------------------------------------------------------
David S. Richter           Partner                             Grosvenor Capital Management, L.P.
                                                               (investment management)
------------------------------------------------------------------------------------------------------
Thomas J. Meagher, Jr.     Partner                             Grosvenor Capital Management, L.P.
                                                               (business development and client
                                                               service)
------------------------------------------------------------------------------------------------------

         Grosvenor is a limited partnership managed by a single general partner, GCM, L.L.C., a Delaware limited liability company, whose sole member is Grosvenor Holdings L.L.C., an Illinois limited liability company. Grosvenor Holdings, L.L.C. is the Manager of GCM, L.L.C. and, in that capacity, is responsible for the day-to-day business and affairs of GCM, L.L.C. GCM L.L.C., in turn, in its capacity as general partner of Grosvenor, manages the day-to-day business and affairs of Grosvenor. The limited partners of Grosvenor are Grosvenor Holdings, L.L.C., which owns the majority of the limited partnership interests, and two entities affiliated with Value Asset Management, Inc., a Connecticut-based holding company. Value Asset Management, Inc. does not play a role in the day-to-day management of Grosvenor. As of September 30, 2004, BancBoston Ventures Inc., an affiliate of the current Adviser, has a majority interest in Value Asset Management, Inc.

INFORMATION CONCERNING THE CURRENT SUBADVISORY AGREEMENT

         Grosvenor has served as subadviser for the Fund since the Fund's inception, pursuant to the existing Subadvisory Agreement with Columbia Management and the Fund. For its subadvisory services, Grosvenor receives a management fee from Columbia Management paid monthly in arrears. This fee is paid at the annual rate of 0.45% of the average net assets of the Fund that Grosvenor manages. On or before the tenth business day of each month, the Fund calculates an amount equal to 0.0375% of the net asset value of the Fund's assets as to which Grosvenor provides subadvisory services as of the last business day of the previous month, determined before giving effect to the payment of the accrued monthly management fee being calculated or to any repurchases or distributions as of such date or any capital contributions made on such date. The Adviser pays this management fee for each month to Grosvenor on or before the thirtieth day of the following month. This management fee is calculated on a pro rata basis in the case of partial months.

         Grosvenor also receives a portion of the incentive allocation. This incentive allocation is described in Proposal 2 under the heading "Information Concerning the Current Management Agreement." In addition, the Fund has agreed to reimburse Grosvenor for certain out-of-pocket expenses incurred on behalf of or for the benefit of the Fund, up to a maximum amount of $25,000 per calendar year.

         In return for the management fee, incentive allocation and expense reimbursement, Grosvenor manages the Fund's day-to-day investment activity. Grosvenor (i) identifies and evaluates hedge funds based on their investment strategies and the quality of their management teams, (ii) allocates the Fund's assets among hedge funds and (iii) monitors the performance of each hedge fund and the Fund's assets in the aggregate. Grosvenor performs the due diligence, investment selection and ongoing monitoring of the hedge funds in which the Fund invests.

         The current Subadvisory Agreement, dated October 11, 2002, was approved by the Fund's initial investor, and was last approved by the Directors at a meeting held for that purpose on August 11, 2004. The current Subadvisory Agreement remains in effect from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, or by the Board and, in either event, by the vote of a majority of the Independent Directors, cast in person at a meeting called for that purpose. The current Subadvisory Agreement provides for termination by the Board, the Fund's investors (by a vote of "a majority of the outstanding voting securities" of the Fund) or Columbia Management without penalty at any time on sixty (60) days' written notice to Grosvenor or immediately under certain circumstances, or by Grosvenor on 180 days' written notice to the Adviser. The current Subadvisory Agreement will be terminated if and when the Proposed Subadvisory Agreement becomes effective.


INFORMATION CONCERNING THE PROPOSED SUBADVISORY AGREEMENT WITH GROSVENOR

         The Proposed Subadvisory Agreement contains provisions substantially similar to and does not differ in substance from the current Subadvisory Agreement. Grosvenor is required to provide the same services to the Fund, and is entitled to the same management fee, incentive allocation and expense reimbursement, as is provided for in the Fund's current Subadvisory Agreement with Columbia Management and Grosvenor and outlined in the preceding paragraphs. For a complete understanding of the Proposed Subadvisory Agreement, please refer to APPENDIX D.

         If approved by investors, the Proposed Subadvisory Agreement will continue in effect until October 31, 2006 and may continue thereafter from year to year if specifically approved at least annually, by the vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or by the Board and, in either event, by the vote of a majority of the Directors who are not parties to the Proposed Subadvisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for this purpose.

         If the Proposed Subadvisory Agreement is not approved by the investors of the Fund, the Directors of the Fund will consider what other action is appropriate based upon the best interests of the investors.

--------------------------------------------------------------------------------
                                   PROPOSAL 4
                                 OTHER BUSINESS
--------------------------------------------------------------------------------


         The Board knows of no business other than that specifically mentioned in the Notice of Special Meeting of Investors that will be presented for consideration at the Special Meeting. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

                                OTHER INFORMATION


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the knowledge of the Fund, as of the Record Date, no current Director of the Fund held 1% or more of the outstanding capital account balances of the Fund, and the officers and Directors of the Fund owned, as a group, less than 1% of the outstanding capital account balances of the Fund.

         APPENDIX E to this Proxy Statement lists the persons that, to the knowledge of the Fund, held beneficially 5% or more of the outstanding interests in the Fund (measured by capital account balances, exclusive of capital accounts of any Special Member) as of the Record Date. An investor who beneficially holds, directly or indirectly, more than 25% of the Fund's interests (measured by capital account balance) may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


VOTE REQUIRED AND RECOMMENDATION

         Approval of the Proposed Management Agreement and Proposed Subadvisory Agreement each requires the affirmative vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund (measured by capital account balances, exclusive of capital accounts of any Special Member). The vote of a plurality of the votes cast (measured by capital account balances of investors, exclusive of capital accounts of any Special Member) is required for approval of the Director Nominees.

         THE  BOARD  OF  DIRECTORS  OF  THE  FUND,   INCLUDING  THE  INDEPENDENT
DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.


EXPENSES

         Columbia  Management will bear the expenses incurred in connection with
the  Special  Meeting,  including  printing,  mailing,   solicitation  and  vote
tabulation expenses, legal fees, and out-of-pocket expenses.


SOLICITATION OF PROXIES

         Solicitation will be primarily by mail, but officers of the Fund or regular employees of the Adviser or the Fund's placement agents may also solicit without compensation by telephone or personal contact.


ADVISER

         Columbia Management is the Fund's investment adviser, with principal offices at 100 Federal Street, Boston, Massachusetts 02110. Prior to April 1, 2004, Columbia Management, a registered investment adviser, was an indirect, wholly owned subsidiary of FleetBoston. Effective April 1, 2004, FleetBoston was acquired by Bank of America.

SUBADVISER

         The Adviser has retained Grosvenor to be subadviser to the Fund. Grosvenor's principal offices are at 227 West Monroe Street, Suite 4800, Chicago, Illinois 60606.


ADMINISTRATOR

         PFPC Inc. serves as administrator of the Fund (the "Administrator"). The Administrator provides management and administrative services necessary for the operation of the Fund. The Administrator's main office is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.


PLACEMENT AGENT

         Fleet National Bank, 100 Federal Street, Boston, Massachusetts 02110, and Bank of America Investment Services, Inc. (successor to Quick & Reilly, Inc. as a result of their merger on October 20, 2004), 26 Broadway New York, New York 10004, both affiliates of the Adviser, serve as the Fund's placement agents.


INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110-9862 serves as independent accountants to the Fund.


OFFICERS OF THE FUND

         Officers of the Fund are elected by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The principal executive officers of the Fund, together with such person's position with the Fund and their principal occupation for the last five years, are listed on APPENDIX F.


INVESTOR PROPOSALS AND COMMUNICATIONS WITH BOARD

         The Fund is not required to hold annual meetings of investors and currently does not intend to hold annual meetings unless investor action is required under the 1940 Act. Upon written request by 10 investors of record, who have been such for at least six months preceding the date of their request and whose capital account balances have a value in the aggregate of at least one percent (1%) of the value of all of the investors' capital account balances in the Fund, stating that such investors wish to communicate with the other investors for the purpose of obtaining the signatures necessary to demand a meeting to consider the removal of a member of the Board, the Fund has undertaken to provide a list of investors or to disseminate appropriate materials (at the expense of requesting investors). Due to the limited number of investors in the Fund, the Board has not adopted formal procedures for investor communications with the Board.


DELIVERY OF PROXY STATEMENT

         The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more investors sharing the same address by delivering a single proxy statement addressed to those investors. This process, which is commonly referred to as "householding," potentially means extra convenience for investors and cost savings for companies. We are only delivering one proxy statement to multiple investors sharing an address, unless you have instructed us not to do so. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your placement agent or direct a written request to the Fund, 100 Federal Street, Boston, Massachusetts, 02110, or call toll-free 888-786-9977, and we will deliver a separate copy of the proxy statement to you promptly. Investors who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their placement agent or the Fund directly.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

         Section 16(a) of the Securities  Exchange Act of 1934, as amended,  and
Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund's Directors and certain officers, investment advisers, certain persons affiliated with the investment advisers, and persons who own more than 10% of a registered class of the Fund's securities, file reports of ownership and changes of ownership with the Securities and Exchange Commission. Directors, officers, and greater than 10% investors are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

         Based solely upon the Fund's review of the copies of such forms it receives and written representations from certain of such persons, the Fund believes that during the period ended March 31, 2004, these persons complied with all such applicable filing requirements, except for a late filing submitted by Kenneth A. Froot on Form 4 to report a transaction in the Fund resulting in a change in beneficial ownership.

         PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.



                                                       David Rozenson, Secretary
                                                       November 1, 2004

PROXY CARD                                                            PROXY CARD

               COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC

                 SPECIAL MEETING OF INVESTORS - DECEMBER 3, 2004

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND FOR THE SPECIAL MEETING OF INVESTORS TO BE HELD ON DECEMBER 3, 2004.

The undersigned hereby appoints Eric Pisauro, David C. Lebisky and Christine Pierangeli as proxies, each with the power to appoint his or her substitute and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Investors of Columbia Management Multi-Strategy Hedge Fund, LLC (the "Special Meeting") to be held at 2:00 p.m., Eastern Time, on December 3, 2004 at the offices of the Fund's Administrator, PFPC Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof, in the manner directed on the reverse with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion with respect to other matters that properly come before the meeting or any adjournment thereof.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED AS SPECIFIED. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE FOR ANY ONE OR MORE OF THE PROPOSALS, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED "FOR" ALL PROPOSALS AS TO WHICH NO SPECIFICATION IS MADE.





                                        Date:_____________________ ,____________


                                        ----------------------------------------


                                        ----------------------------------------
                                        Signature(s)           (SIGN IN THE BOX)
                                        (if held jointly)


                                        NOTE:  This proxy must be signed exactly
                                        as  your  name(s)  appears  hereon.   If
                                        signing   as  an   attorney,   executor,
                                        guardian   or  in  some   representative
                                        capacity   or   as  an   officer   of  a
                                        corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Please fill in boxe(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES, "FOR" THE APPROVAL OF THE NEW MANAGEMENT AGREEMENT AND "FOR" THE APPROVAL OF THE NEW SUBADVISORY AGREEMENT.

1.   ELECTION OF DIRECTORS                                            WITHOLD
                                                   FOR all           AUTHORITY
                                                nominees listed     to vote for
     (01) THOMAS W. BROCK  (02) ALAN BROTT    (except as marked    all  nominees
     (03) THOMAS G. YELLIN                   to the contrary at      listed at
                                                    left)               left
                                                     [ ]                 [ ]

-----------------------------------------

(INSTRUCTION:  TO  WITHHOLD   AUTHORITY   TO  VOTE  FOR ANY
INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEES ON
THE LINE ABOVE.)

                                                                  FOR       AGAINST      ABSTAIN
2.   APPROVAL OF A NEW MANAGEMENT AGREEMENT
     BETWEEN THE FUND AND LAMCO.                                  [ ]         [ ]          [ ]

3.   APPROVAL OF A NEW SUBADVISORY  AGREEMENT
     BETWEEN LAMCO,  GROSVENOR AND THE
     FUND.                                                        [ ]         [ ]          [ ]

                                                                 GRANT      WITHHOLD
4.   TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME
     BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.               [ ]         [ ]

                 CHECK HERE IF YOU PLAN TO ATTEND THE MEETING
                                 (___ PERSON(S) WILL ATTEND).     [ ]

                                    IMPORTANT

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR CAPITAL ACCOUNT BALANCE. PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.

                                   APPENDIX A

                  RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

                             (ADOPTED JULY 22, 2002)


o Recommending to the Board nominees for election as directors of the Fund. In this connection, the Committee may consider nominees recommended by directors, by Columbia Management Company and its affiliates, and by others including investors in the Fund; provided, however that no member of the Committee who is an "interested person" within the meaning of the Investment Company Act of 1940, as amended, will participate in the consideration, selection or nomination of individuals to serve as non-interested directors.

o Performing periodic evaluations of the effectiveness of the Board as a whole and individual directors. In some cases, such a periodic evaluation may include consideration of a director's continuation on the Board.

o Reviewing and recommending to the Board policies and practices to be followed in carrying out the directors' duties and responsibilities. Such policies and practices include those governing:

     o   the retirement of directors,

     o   the size of the Board,

     o   the role of a lead director or Chairman of the Board, if any,

     o   the committee structure of the Board,

     o   committee assignments of directors,

     o   the frequency of Board and committee meetings,

     o   the frequency and content of reports to the Board and committees,

     o   the attendance of non-directors at Board and committee meetings, and,

     o   other similar matters relating to the governance of the Fund.

o Reviewing and making recommendations to the Board at least annually regarding all aspects of the compensation of the directors who are not affiliated with the Fund's investment advisers.

                                   APPENDIX B

                               COLUMBIA MANAGEMENT
                         MULTI-STRATEGY HEDGE FUND, LLC

                             AUDIT COMMITTEE CHARTER

I.       PURPOSE

         This Charter has been adopted by the Audit Committee of the Board of Managers (the "Board") of the Columbia Management Multi-Strategy Hedge Fund, LLC (the "Fund"). The primary function of the Audit Committee is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

         The Audit Committee serves as an independent and objective party to monitor the Fund's accounting policies, financial reporting and internal control system, and the work of the Fund's independent accountants. The Audit Committee also serves to provide an open avenue of communication among the independent accountants, the internal accounting staff of the Fund's investment adviser (the "Adviser") and the Board.

         o Management has the primary responsibility to establish and maintain systems for accounting, reporting and internal controls, which functions may be delegated to an accounting service agent, provided management provides adequate oversight.

         o The independent accountants have the primary responsibility to plan and implement proper audits, with proper consideration given to internal controls, of the Fund's accounting and reporting practices.

         The Audit Committee shall assist Board oversight of (1) the integrity of the Fund's financial statements, (2) the Fund's compliance with legal and regulatory requirements, (3) the independent accountants' qualifications and independence, and (4) the performance of the Adviser's internal audit function and independent accountants. The Audit Committee may have additional functions and responsibility as deemed appropriate by the Board and the Audit Committee.

         Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits nor to determine that the Fund's financial statements are complete or accurate or have been prepared in accordance with generally accepted accounting principles. That is the responsibility of management and the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with laws, regulations or any code of ethics approved or adopted by the Board.

II.      COMPOSITION

         The Audit Committee shall be comprised of three or more independent Board members. For purposes of this Charter, a Board member shall be deemed to be independent if he or she (1) is not an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940, (2) has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the Fund except for services as a Board member and (3) is free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee.

         Each member of the Audit Committee shall be financially literate, or shall become so within a reasonable period of time after his or her appointment to the Audit Committee. At least one member shall have accounting or related financial management expertise.

         The members of the Audit Committee shall be appointed by the Board and shall serve at the pleasure of the Board. Unless a Chair is appointed by the Board, the members of the Audit Committee may designate a Chair by majority vote.

III.     MEETINGS

         The Audit Committee shall meet as frequently and at such times as circumstances dictate. Special meetings (including telephonic meetings) may be called by the Chair or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties, the Audit Committee shall:

         A. CHARTER. Review this Charter annually and recommend any proposed changes to the Board.

         B. INTERNAL CONTROLS.

            1. Review annually with management and the independent accountants their separate evaluations of the adequacy and effectiveness of the Fund's system of internal controls.

            2.  Review with management and the independent accountants:

                a. any significant audit findings related to the Fund's systems for accounting, reporting and internal controls; and

                b. any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

         C. INDEPENDENT ACCOUNTANTS.

            1. SELECTION AND OVERSIGHT. Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. Any such engagement shall be pursuant to a written engagement letter approved by the Audit Committee. The independent accountants shall report directly to the Audit Committee.

            2. PRE-APPROVAL OF NON-AUDIT SERVICES TO THE FUND. Except as provided below, pre-approve any engagement of the Fund's independent accountants to provide any services to the Fund (other than the "prohibited non-audit services" specified below), including the fees and other compensation to be paid for such services, unless the engagement to render such services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee that are detailed as to the particular service (provided the Audit Committee is informed of each such service).(1) The Audit Committee may designate from time to time one or more of its members acting singly or together, as the Audit Committee may designate, to pre-approve such services on behalf of the Audit Committee. Unless and until the Audit Committee designates otherwise, the Chair of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be reported to the Audit Committee by the member or members exercising such delegated authority at the next meeting of the Audit Committee.

                The independent accountants shall not perform any of the following non-audit services for the Fund ("prohibited non-audit services"):

                a. Bookkeeping or other services related to the accounting records or financial statements of the Fund;

                b. Financial information systems design and implementation;

                c. Appraisal or valuation services, fairness opinions or
                   contribution-in-kind reports;

                d. Actuarial services;

                e. Internal audit outsourcing services;

                f. Management functions or human resources;

                g. Broker or dealer, investment adviser or investment banking services;

                h. Legal services or expert services unrelated to the audit; and

                i. Any other services that the Public Company Accounting
                   Oversight Board determines are impermissible.

---------------------------
1 Pre-approval of non-audit services to the Fund is not required, if:

      a. the services were not recognized by management at the time of the engagement as non-audit services;
      b. the aggregate fees for all such non-audit services provided to the Fund are less than 5% of the total fees paid by the Fund to its independent accountants during the fiscal year in which the non-audit services are provided; and
      c. such services are promptly brought to the attention of the Audit Committee by management, and the Audit Committee or its delegate approves them prior to the completion of the audit.

            3. PRE-APPROVAL OF CERTAIN NON-AUDIT SERVICES TO THE ADVISER AND ITS AFFILIATES. Except as provided below, pre-approve any engagement of the Fund's independent accountants to provide any services to the Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted or overseen by the Adviser) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the independent accountants.(2) The Audit Committee may designate from time to time one or more of its members acting singly or together, as the Audit Committee may designate, to pre-approve such services on behalf of the Audit Committee. Unless and until the Audit Committee designates otherwise, the Chair of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be reported to the Audit Committee by the member or members exercising such delegated authority at the next meeting of the Audit Committee.

            4. AUDITOR INDEPENDENCE. On an annual basis, request, receive in writing and review the independent accountants' specific representations as to their independence, including identification of all significant relationships the accountants have with the Fund, management, any affiliates and any material service provider to the Fund and recommend that the Board take appropriate action, if any, in response to the independent accountants' report to satisfy itself as to the independent accountants' independence.

            5. AUDIT SCOPE. On an annual basis, meet with the independent accountants and management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

            6. AUDIT RESULTS. On an annual basis at the conclusion of the audit, meet with the independent accountants and management to review the audit results, including any comments or recommendations of the independent accountants or management regarding their assessment of significant risks or exposures and the steps taken by management to minimize such risks to the Fund, any audit problems or difficulties and management's response, and any deviations from the proposed scope of the audit previously presented to the Audit Committee.

            7. MANAGEMENT LETTER. Review any management letter prepared by the independent accountants and management's response to any such letter.

            8. AUDITOR REPORT. On an annual basis, obtain and review a report by the independent accountants describing the independent accountants' internal quality-control procedures and any material issues raised by the independent accountants' most recent internal quality-control review or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent accountants, and any steps taken to deal with any such issues.

---------------------------
2 Pre-approval of non-audit services to the Fund is not required, if:

      a. the services were not recognized by management at the time of the engagement as non-audit services;
      b. the aggregate fees for all such non-audit services provided to the Fund are less than 5% of the total fees paid by the Fund to its independent accountants during the fiscal year in which the non-audit services are provided; and
      c. such services are promptly brought to the attention of the Audit Committee by management, and the Audit Committee or its delegate approves them prior to the completion of the audit.

         D.  FINANCIAL REPORTING PROCESSES.

             Meet separately and periodically with management and the independent accountants, and, if the Audit Committee so desires, with internal accountants (or other personnel responsible for the internal audit function), and review the matters that the accountants believe should be communicated to the Committee in accordance with auditing professional standards.

         E.  AUTHORITY.

             1. INFORMATION. Have direct access to management and personnel responsible for the Fund's accounting and financial reporting and for the Fund's internal controls, as well as to the independent accountants and the Fund's other service providers.

             2. INVESTIGATION. Have the authority to investigate any matter brought to its attention within the scope of its duties and, in its discretion, to engage independent legal counsel and other advisers, as it determines necessary to carry out its duties. The Audit Committee may request any officer or employee of the Adviser, the Fund's independent accountants, or outside counsel to attend any meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.

             3. FUNDING. Be provided with appropriate funding by the Fund, as determined by the Audit Committee, for the payment of (a) compensation to any independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, (b) compensation to any advisers employed by the Audit Committee, and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

             4. CODE OF ETHICS. Have the authority to review any violations under the Columbia Management Group Family of Fund Code of Ethics for Principal Executive and Senior Financial Officers brought to its attention by the Chief Legal Officer and review any waivers sought by a covered officer under that code.

         F.  OTHER RESPONSIBILITIES.

             1. REPORT TO THE BOARD. Report regularly its significant activities to the Board and make such recommendations with respect to any matters herein as the Audit Committee may deem necessary or appropriate.

             2. WHISTLEBLOWER PROCEDURES. Establish procedures for the receipt, retention and treatment of complaints received by the Fund or the Adviser regarding accounting, internal accounting controls or audit matters, and for the confidential, anonymous submission by any employee of the Fund, the Adviser or its affiliates of concerns regarding questionable accounting or auditing matters.

             3. RISK POLICIES. Discuss policies with respect to risk assessment and risk management.

             4. HIRING POLICIES. If the Fund proposes to employ any current or former employee of the independent accountants, set clear policies for hiring any such person.

             5. NECESSARY ACTIVITIES. Perform any other activities consistent with this Charter, the Fund's governing documents and governing law as the Audit Committee or the Board deems necessary or appropriate.

             6. MINUTES. Maintain minutes of its meetings.

                                   APPENDIX C



                          PROPOSED MANAGEMENT AGREEMENT


               COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC


                              MANAGEMENT AGREEMENT


         AGREEMENT made this 3rd day of December, 2004 by and between Columbia Management Multi-Strategy Hedge Fund, LLC, a Delaware limited liability company (the "Fund") and Liberty Asset Management Company, a Delaware corporation (the "Manager").

                                   WITNESSETH:

         WHEREAS, the Fund has been established under the laws of the State of Delaware (i) to invest in a portfolio of Portfolio Funds (as defined below), which invest and trade in a broad range of securities, currencies, commodities and other financial instruments and (ii) to maintain from time to time a limited exposure to currencies and other commodities;

         WHEREAS, the Fund is registered with the Securities and Exchange Commission (the "SEC") pursuant to Section 8 of the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company;

         WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Fund;

         NOW,  THEREFORE,   in  consideration  of  the  premises  and  covenants
hereinafter contained, the parties agree as follows:

                1. (a) The Fund hereby employs the Manager to furnish the Fund continuously with Portfolio Management Services (as defined in Section 2 hereof), subject to the authority of the Manager to delegate certain of its responsibilities hereunder to other parties as provided in
         Section 1(b) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as and to the extent permitted by Section 1(b) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

                   (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) with respect to all or any portion of the Fund's assets to one or more other parties (each such party, a "Subadviser"), pursuant in each case to a written agreement with such Subadviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the Fund's Board of Directors (the "Board") and the investors in the Fund), subject, however, to such exemptions or no-action positions as may be granted by the Securities and Exchange Commission or its staff. Any Subadviser may (but need not) be affiliated with the Manager.

                   (c) In the event that the Manager delegates to one or more Subadvisers all or part of its responsibilities hereunder with respect to the provision of Portfolio Management Services with respect to all or any portion of the Fund's assets, the Manager hereby agrees to furnish to the Fund the following services ("Oversight Services"):

                       (i) supervision and oversight of each Subadviser's provision of Portfolio Management Services with respect to the Fund;

                       (ii) periodic evaluation of the Portfolio Management Services provided by each Subadviser, and of the investment performance of the Fund;

                       (iii) advice to and consultation with the Board with respect to matters relating to the investment operations of the Fund, including matters relating to the selection, evaluation, retention and possible termination of each Subadviser; and

                       (iv) regular reporting to the Board with respect to the foregoing matters.

                2. The Manager acknowledges that the Fund will seek to achieve its investment objective(s) (the "Fund Objective(s)") by investing and reinvesting its assets primarily in a portfolio of equity interests issued by limited partnerships, limited liability companies, business trusts and similar business vehicles whose primary business is investing in securities and other financial instruments but that are not registered or required to register as investment companies under the 1940 Act by virtue of the exclusion from the definition of "investment company" provided by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act ("Portfolio Funds"). Accordingly, in providing services to the Fund hereunder, the Manager shall (subject to any delegation made pursuant to Section 1(b) of this Agreement) perform the following duties ("Portfolio Management Services"), in each case based upon its professional skill, experience and judgment:

                   (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets of the Fund in accordance with the Fund Objective(s);

                   (b) identifying Portfolio Funds that are suitable investments for the Fund in light of the Fund Objective(s);

                   (c) allocating the Fund's assets among Portfolio Funds in light of the Fund Objective(s);

                   (d) purchasing and selling securities of Portfolio Funds and other issuers on behalf of the Fund, including the completion and execution of subscription agreements or similar contracts on behalf of the Fund with respect to, and placing orders for, such purchases and sales;

                   (e) monitoring the performance of the Portfolio Funds in which the Fund has invested with a view to determining whether continued investment by the Fund in such Portfolio Funds is appropriate in light of the Fund Objective(s);

                   (f) evaluating and recommending appropriate changes to the Fund Objective(s) from time to time;

                   (g) providing such other advice and services as the Board may from time to time reasonably request in connection with the investment operations of the Fund; and

                   (h) regularly reporting to the Board with respect to the implementation of the investment policies of the Fund.

                3. Nothing in this Agreement shall require the Manager to bear, or to reimburse the Fund for:

                   (a) office space, office supplies, facilities and equipment for the Fund;

                   (b) executive and other personnel for managing the affairs of the Fund, other than for the provision of (1) Portfolio Management Services and (2) Oversight Services (if the Manager shall have delegated to one or more Subadvisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services);

                   (c) any of the costs of printing and mailing the items referred to in Sub-Section (p) of this Section 3;

                   (d) any of the costs of preparing, printing and distributing sales literature;

                   (e) compensation of members of the Board of the Fund who are not directors, officers or employees of the Manager or of any affiliated person (other than a registered investment company) of the Manager;

                   (f) registration, filing and other fees in connection with requirements of regulatory authorities;

                   (g) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, investor servicing and administration services;

                   (h) charges and expenses of independent accountants retained by the Fund;

                   (i) charges and expenses of any transfer agents and registrars appointed by the Fund;

                   (j) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

                   (k) taxes and fees payable by the Fund to federal, state or other governmental agencies;

                   (l) any cost of certificates representing interests in the Fund;

                   (m) legal fees and expenses in connection with the affairs of the Fund, including fees and expenses incurred in connection with compliance with federal and state securities and other laws;

                   (n) expenses of meetings of investors in, and the Board of, the Fund;

                   (o) interest, including interest on borrowings by the Fund;

                   (p) the costs of services, including services of counsel, required in connection with the preparation of the Fund's registration statements and offering memoranda, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to investors in the Fund or regulatory authorities; and

                   (q) the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

                4. All activities undertaken by the Manager or any Subadviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority and to such policies as the Board may determine.

                5. The services to be provided by the Manager hereunder are not to be deemed exclusive and the Manager shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

                6. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation calculated and payable in the manner set out in Schedule A hereto (or such lesser amount as the Manager may from time to time agree to receive). The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Fund.

                7. It is understood that any of the investors in and managers, officers, employees and agents of the Fund may be a shareholder, member, partner, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in this Agreement and Operating Agreement of the Fund, the certificate of incorporation and by-laws of the Manager or specific provisions of applicable law.

                8. This Agreement shall become effective as of the date of its execution, and

                   (a) unless otherwise terminated, this Agreement shall continue in effect through October 31, 2006, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the members of the Board who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval;

                   (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund;

                   (c) this Agreement shall automatically terminate in the event of its assignment; and

                   (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

Termination of this Agreement pursuant to this Section 8 shall be without the payment of any penalty.

                9. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the members of the Board who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

                10. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions or no-action positions as may be granted by the Securities and Exchange Commission or its staff under the 1940 Act.

                11. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager, including its officers, directors, employees or agents shall not be subject to any liability to the Fund, to any investor in the Fund or to any officer or manager thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

                12. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid, illegal or otherwise unenforceable to any extent, then, to the fullest extent permitted by law: (a) such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement; (b) all other terms and provisions of this Agreement shall remain in full force and effect and shall be liberally construed in order to carry out the intent of the parties hereto as nearly as may be possible; and (c) the parties hereto shall use all reasonable efforts to substitute a valid, legal and enforceable provision which, insofar as practicable, implements the purposes and intent of this Agreement.

[The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.



                                        COLUMBIA MANAGEMENT
                                        MULTI-STRATEGY FUND, LLC



                                        By: ______________________
                                            President


                                        LIBERTY ASSET MANAGEMENT COMPANY



                                        By: ______________________
                                            Name:
                                            Title:

                                   SCHEDULE A

                                  COMPENSATION

         Capitalized terms used in this Schedule A but not defined herein or elsewhere in this Agreement shall have the meanings given them in the Fund's Operating Agreement, as in effect from time to time.

         The compensation payable by the Fund to the Manager under this Agreement shall consist of the following:

         1. MANAGEMENT FEE. The Fund will pay to the Manager a management fee (the "Management Fee"), monthly in arrears. The Management Fee is payable at the annual rate of 1.0% of the average net assets of the Fund. On or before the tenth business day of each month, the Fund will calculate an amount (the "Monthly Management Fee") equal to 0.0833% of the net asset value of the Fund as of the last business day of the previous month, determined before giving effect to the payment of the accrued Monthly Management Fee being calculated or to any repurchases or distributions (including any distributions made to Special Members in payment of the Incentive Allocation) as of such date or any capital contributions made on such date (such capital contributions being deemed to be made as of the next day). The Fund will pay the Monthly Management Fee for each Payment Month to the Manager on or before the thirtieth day of the following month. The Monthly Management Fee shall be calculated on a pro rata basis in the case of any partial months.

         Within 60 days after the Fund's fiscal year end, the Fund will cause its net asset value as of the last business day of each month in such fiscal year to be reviewed. Based on the review, the Monthly Management Fee for each month in such fiscal year shall be recalculated. If the sum of the Monthly Management Fees (as recalculated) for such fiscal year exceeds the amounts paid already by the Fund to the Manager in respect of such Monthly Management Fees, then the Fund shall pay the amount of such excess to the Manager within 45 days after the completion of the review. If the sum of the Monthly Management Fees (as recalculated) for such fiscal year is less than the amounts paid already by the Fund in respect of such Monthly Management Fees, then the Fund shall reduce the amount of the next Monthly Management Fee paid by it to the Manager by the amount of such deficit (and, if necessary to fully account for such deficit, subsequent Monthly Management Fees).

         2. INCENTIVE ALLOCATION. In accordance with the terms of the Fund's Operating Agreement, the Manager will receive the Incentive Allocation, which shall be credited to its special advisory account; provided that if, pursuant to the terms of any agreement with any one or more Subadvisers permitted by this Agreement, any portion of the Incentive Allocation is to be paid to such Subadviser(s), then the Manager will receive the Incentive Allocation less any portion thereof that is payable to such Subadviser(s).


         3. REIMBURSEMENT OF CERTAIN EXPENSES. The Fund will reimburse the Manager or one or more Subadvisers for out-of-pocket expenses incurred by the Manager or such Subadviser(s) in connection with the provision of Portfolio Management Services to the Fund, provided that the total amount of such reimbursement shall not exceed $25,000 for any calendar year.

                                   APPENDIX D

                         PROPOSED SUBADVISORY AGREEMENT

                              SUBADVISORY AGREEMENT

THIS AGREEMENT made as of the 3rd day of December, 2004

BY AND BETWEEN:

                     GROSVENOR CAPITAL MANAGEMENT, L.P.,
                     an Illinois limited partnership
                     ("Subadviser")

                     LIBERTY ASSET MANAGEMENT COMPANY,
                     a Delaware corporation
                     ("Adviser") and

                     COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC, a Delaware limited liability company (the "Fund").



         WHEREAS, the Fund has been established under the laws of the State of Delaware (i) to invest in a portfolio of Portfolio Funds (as defined below), which invest and trade in a broad range of securities, currencies, commodities and other financial instruments and (ii) to maintain from time to time a limited exposure to currencies and other commodities;

         WHEREAS, the Fund is registered with the Securities and Exchange Commission (the "SEC") pursuant to Section 8 of the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company;

         WHEREAS, the Fund's Board of Directors (the "Board") has appointed Adviser as investment adviser to the Fund, pursuant to that certain Management Agreement (the "Advisory Agreement") dated December 3, 2004 by and between the Fund and Adviser, to provide discretionary investment management services to the Fund; and

         WHEREAS, Adviser desires to appoint Subadviser to provide investment advice and certain related services to Adviser in respect of the Fund, and Subadviser wishes to accept such appointment on the terms and subject to the conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.       APPOINTMENT OF SUBADVISER

         Subject always to the supervision and control of the Board, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority and to such policies as the Board may determine, Adviser hereby appoints Subadviser to provide, at Subadviser's expense (except as otherwise provided in Section 3), Portfolio Management Services (as defined in Section 2) with respect to those assets belonging to the Fund that the Adviser designates ("Designated Assets"), and Subadviser hereby accepts such appointment, on the terms and subject to the conditions set forth in this Agreement. It is understood that Adviser may itself provide Portfolio Management Services or other services with respect to, or may appoint other subadvisers to provide Portfolio Management Services or other services with respect to, assets of the Fund, if any, that are not Designated Assets.

2.       RESPONSIBILITIES OF SUBADVISER

         Subadviser acknowledges that the Fund will seek to achieve its investment objective(s) ("Fund Objective(s)") by investing and reinvesting its assets primarily in a portfolio of equity interests issued by limited partnerships, limited liability companies, business trusts and similar business vehicles (with respect to Designated Assets, limited partnerships, limited liability companies, business trusts and similar business vehicles selected by Subadviser) whose primary business is investing in securities and other financial instruments but that are not registered or required to register as investment companies under the 1940 Act by virtue of the exclusion from the definition of "investment company" provided by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act ("Portfolio Funds"). Accordingly, in providing sub-advisory services to Adviser and the Fund hereunder, Subadviser shall perform the following duties on a continuous and ongoing basis ("Portfolio Management Services"), in each case based upon its professional skill, experience and judgment:

         (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable in the judgment of Subadviser for the management of the investment and reinvestment of Designated Assets in accordance with the Fund Objective(s);

         (b) identifying Portfolio Funds which Subadviser believes appropriate for the Fund in light of the Fund Objective(s);

         (c) allocating Designated Assets among Portfolio Funds in light of the Fund Objective(s);

         (d) purchasing, selling and redeeming securities of Portfolio Funds and other issuers on behalf of the Fund, including the completion and execution of subscription agreements or similar contracts on behalf of the Fund with respect to, and placing orders for, such purchases and sales;

         (e) monitoring the performance of the Portfolio Funds in which the Fund has invested Designated Assets with a view to determining whether continued investment by the Fund in such Portfolio Funds is appropriate in light of the Fund Objective(s);

         (f) evaluating and recommending appropriate changes to the Fund Objective(s) from time to time;

         (g) providing such other advice and services as Adviser or the Board may from time to time reasonably request in connection with the investment operations of the Fund with respect to Designated Assets; and

         (h) regularly reporting to Adviser and the Board with respect to the implementation of the investment policies of the Fund.

         For the avoidance of doubt, Subadviser's responsibility to provide Portfolio Management Services hereunder relates only to Designated Assets and not to any other assets (if any) of the Fund.

3.       COMPENSATION

         As compensation for its services hereunder, Adviser and the Fund shall pay Subadviser compensation calculated and payable in the manner set out in Schedule A hereto (or such lesser amount as Subadviser may from time to time agree to receive).

4.       STANDARD OF CARE/REPRESENTATIONS

         (a) Subadviser shall have no obligations to the Fund or Adviser other than those expressly set forth in this Agreement and any other obligations arising under applicable law.

         (b) Subadviser shall not be liable for any error in judgment or mistake of law or for any damage or loss suffered by the Fund in connection with the subject matter of this Agreement, including but not limited to any damage or loss incurred by reason of any act or omission of the Board, Adviser, the Fund's custodian or administrator, any bank, broker, dealer, investment manager of any Portfolio Fund, or any agent, member, partner, director, officer or employee of any of them, except to the extent such damage or loss arises from willful misfeasance, bad faith or gross negligence on the part of Subadviser, or reckless disregard of Subadviser's obligations and duties hereunder.

         (c) Subadviser's responsibility under this Agreement is to furnish Adviser with investment advisory services based upon Subadviser's professional skill, experience and judgment, and Subadviser makes no representation or warranty (i) as to the accomplishment of any particular investment results by any Portfolio Fund or the Fund's portfolio as a whole, or (ii) as to the accuracy or completeness of any information supplied by Subadviser to Adviser, the Fund or the Fund's custodian or administrator which is provided by a Portfolio Fund (or the investment manager thereof) or other third-party to Subadviser and conveyed by Subadviser (either in its entirety or in excerpts accurately and fairly derived from material sent to Subadviser) to any or all of them. Notwithstanding the foregoing, Subadviser shall only provide to Adviser, the Fund and the Fund's custodian or administrator information the accuracy and completeness of which Subadviser has no reason to doubt.

         (d) Subadviser shall not: (i) be obligated hereunder to provide advice with respect to the effect of the tax laws and regulations of any jurisdiction or commodities and securities laws and regulations of any jurisdiction (including, for the avoidance of doubt, any law, rules or regulations applicable to the operation of registered investment companies); or (ii) at any time have custody of the assets of the Fund.

         (e) Each of Adviser and the Fund acknowledges that certain Portfolio Funds will employ speculative trading strategies, that there is a risk that investments in any Portfolio Fund may be lost in whole or in part, that the Subadviser has never previously advised a registered investment company, that Subadviser's past results are not necessarily indicative of future performance and that there is no assurance that the Fund will realize profits, avoid losses or achieve the Fund Objective(s).

         (f) Subadviser represents and warrants that:

             (i) it is a limited partnership duly organized and validly existing under the laws of Illinois;

             (ii) it has full limited partnership power and authority to perform its obligations under this Agreement;

             (iii) this Agreement has been duly and validly authorized, executed and delivered on behalf of Subadviser and is a valid and binding agreement of Subadviser enforceable against Subadviser in accordance with its terms;

             (iv) the execution and delivery of this Agreement by Subadviser, the incurrence by Subadviser of the obligations set forth in this Agreement and the performance by Subadviser of such obligations will not violate, or constitute a breach of or a default under, the constituent documents of Subadviser or any agreement or instrument by which it is bound, or, to the best of Subadviser's knowledge, any order, rule, law or regulation applicable to Subadviser of any court, governmental body, administrative agency or self-regulatory authority having jurisdiction over Subadviser;

             (v) there is not pending or, to the best of Subadviser's knowledge, threatened, any action, suit or proceeding before or by any court or other governmental or self-regulatory authority to which Subadviser is a party, which might reasonably be expected to result in any material adverse change in the financial condition or regulatory qualifications of Subadviser;

             (vi) it, and each of its principals and employees, has all United States state and federal governmental, regulatory and exchange licenses and approvals required to perform its obligations hereunder, including, without limitation and to the extent required, registration by Subadviser as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and as a commodity pool operator and a commodity trading advisor under the Commodity Exchange Act; and

             (vii) it will not, and will not permit its affiliates to, distribute offering or other materials relating to the Fund or take any other action in the nature of a general solicitation, public offering or advertisement of the Fund or that might call into question the characterization as a private placement exempt from registration under the federal securities laws of the Fund's issuance of interests.

         (g) Adviser and the Fund (each with respect only to itself) hereby represent and warrant to Subadviser that:

             (i) in the case of Adviser, it is a corporation duly organized and validly existing under the laws of the State of Delaware, and in the case of the Fund, it is a limited liability company duly formed and validly existing under the laws of the State of Delaware;

             (ii) it has full corporate or limited liability company, as the case may be, power and authority to perform its obligations under this Agreement and the Advisory Agreement;

             (iii) this Agreement and the Advisory Agreement have been duly and validly authorized, executed and delivered on its behalf and are its valid and binding agreements, enforceable against it in accordance with their respective terms;

             (iv) the execution and delivery of this Agreement and the Advisory Agreement by it, the incurrence of the obligations by it set forth herein and the performance by it of such obligations will not violate, or constitute a breach of or default under, its constituent documents or any agreement or instrument by which it is bound or, to the best of its knowledge, any order, rule, law or regulation applicable to it of any court, governmental body, administrative agency or self-regulatory authority having jurisdiction over it;

             (v) there is not pending or, to the best of its knowledge, threatened, any action, suit or proceeding before or by any court or other governmental or self-regulatory authority to which it is a party, which might reasonably be expected to result in any material adverse change in its financial condition or regulatory qualifications; and

             (vi) it, and each of its directors, officers and employees, has all governmental, regulatory and exchange licenses and approvals required to conduct its business and perform its obligations hereunder and under the Advisory Agreement.

5.       TERM AND TERMINATION

         This Agreement shall become effective upon its execution, and:

         (a) this Agreement may be terminated at any time, without payment of any penalty, (i) by Adviser, (ii) by the Board or (iii) by vote of a majority of the outstanding voting securities of the Fund, in each case by not less than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to Subadviser, or immediately in the event that (t) key investment personnel leave Subadviser and Adviser reasonably concludes that the loss of the services of such personnel would materially adversely affect Subadviser's performance hereunder, (u) Subadviser or key investment personnel of Subadviser are indicted for a felony involving moral turpitude or that could cause material harm to Subadviser or its reputation, (v) key investment personnel of the Subadviser are or become ineligible to serve in the capacity of employee, officer, director, member of an advisory board or principal underwriter for any registered investment company under Section 9 of the 1940 Act, or any successor provision, or the rules or regulations promulgated thereunder, (w) the commencement of enforcement proceedings against Subadviser or any employee of Subadviser by the SEC, the Commodity Futures Trading Commission or any state securities regulator, (x) actions or omissions shall have resulted in the imposition of sanctions against Subadviser or any employee of Subadviser under the Advisers Act, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the 1940 Act, the Commodity Exchange Act or any state securities law, or the rules or regulations promulgated thereunder,
(y) failure of Subadviser or its employees to maintain required licenses and registrations to perform duties hereunder, or (z) Subadviser commits a material breach of this Agreement or there is a material failure by Subadviser to perform its duties hereunder and, if such breach or failure to perform is susceptible to cure, such breach or failure to perform is not cured within ten business days of such breach or failure to perform.

         (b) this Agreement may be terminated by Subadviser at any time by not less than 180 days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser;

         (c) unless otherwise terminated, this Agreement shall continue in effect through October 31, 2006, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the members of the Board who are not interested persons of the Fund or Adviser or Subadviser, cast in person at a meeting called for the purpose of voting on such approval; and

         (d) this Agreement shall terminate automatically as set forth in
Section 11.

         In the event that this Agreement is terminated, Subadviser agrees to cooperate with Adviser and any successor subadviser to Subadviser and provide such information or take such other action as may be reasonably requested by Adviser in order to ensure continuous, high quality services are provided to the Fund; provided, however, that it is understood that Subadviser shall not be responsible for any act or omission of Adviser or any successor subadviser.

6.       NONLIABILITY OF SUBADVISER

         For the avoidance of doubt, as contemplated by Section 4 and notwithstanding any other provisions of this Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of Subadviser, or reckless disregard of its obligations and duties hereunder, Subadviser, including its officers, partners, employees or agents, shall not be subject to any liability to Adviser or the Fund, or to any shareholder, member, officer, director, partner or manager thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

7.       CERTAIN INFORMATION

         Subadviser shall promptly notify Adviser in writing of the occurrence of any of the following events: (a) Subadviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement or any other agreement concerning the provision of investment advisory services to the Fund; (b) Subadviser shall fail to be registered as a commodity pool operator or commodity trading advisor under the Commodity Exchange Act and under the laws of any jurisdiction in which Subadviser is required to be registered as a commodity pool operator or commodity trading advisor in order to perform its obligations under this Agreement or any other agreement concerning the provision of investment advisory services to the Fund; (c) Subadviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; (d) there is a material adverse change in the business or financial condition of Subadviser (provided that the Subadviser shall not be liable for damages to the extent due to Subadviser's failure to provide notice of such a material adverse change); or (e) any event the occurrence of which may permit the Adviser immediately to terminate this Agreement pursuant to Section 5(a).

8.       EXERCISE OF VOTING RIGHTS

         Except with the agreement or on the specific instructions of the Board or Adviser, Subadviser shall exercise or procure the exercise of any voting right attaching to investments of the Fund made with Designated Assets consistent with the economic interest of the Fund.

9.       STATUS OF SUBADVISER; POWER OF ATTORNEY

         It is understood and agreed that Subadviser shall be deemed to be an independent contractor and that, except as otherwise provided herein, Subadviser shall not have authority to act for, represent or bind in any way, and shall not otherwise be deemed to be an agent of, the Fund or Adviser. Nothing contained herein (other than Adviser's or Subadviser's ownership of a membership interest in the Fund) shall create or constitute Subadviser or any Portfolio Fund and the Fund or Adviser as members of any partnership, limited liability company, joint venture, association, syndicate, unincorporated business or other separate entity, and nothing contained herein shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of any other such entity (other than as set forth in this Section 9).

         The Fund hereby constitutes and appoints Subadviser as the Fund's true and lawful representative and attorney-in-fact, in the Adviser's name, place and stead, to make, execute, sign and acknowledge all subscription agreements and similar contracts on behalf of the Fund as in Subadviser's judgment are necessary or desirable for Subadviser to implement the investment policies of the Fund by purchasing, selling and redeeming securities of Portfolio Funds and other issuers and placing orders for such purchasers and sales. The foregoing power of attorney is revocable, and will terminate in any event upon the termination of this Agreement.

10.      AUTHORIZED PERSONS

         Each party hereto will provide the other parties with a schedule of the persons authorized to give or receive instructions on behalf of such party hereunder, and shall amend such schedule as may be necessary from time to time. Each party hereto may rely on the authority of any person identified in such schedule and shall not be liable for any actions taken or not taken hereunder in good faith reliance upon the authority of any such person.

11.      ASSIGNMENT

         This Agreement will terminate automatically, without the payment of any penalty, in the event of its assignment or in the event that the Advisory Agreement shall have terminated for any reason.

12.      AMENDMENTS; WAIVERS

         This Agreement may be amended at any time by mutual written consent of the parties, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the members of the Board who are not interested persons of the Fund or Adviser or Subadviser, cast in person at a meeting called for the purpose of voting on such approval. No waiver shall be deemed by any course of conduct or acquiescence and no waiver shall be enforceable against any party hereto unless in writing and signed by the party against whom such waiver is claimed.

13.      CERTAIN DEFINITIONS

         For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions or no-action positions as may be granted by the SEC or its staff under the 1940 Act.

14.      SURVIVAL OF OBLIGATIONS

         Provisions of this Agreement that by their terms or by their context are to be performed in whole or in part after termination of this Agreement shall survive any termination of this Agreement, including obligations under
Section 3 with respect to compensation earned by the Subadviser prior to such termination but unpaid at the time of termination.

15.      NON-SOLICITATION

         No business unit of Adviser, and no investment advisory business unit of an investment advisory affiliate of Adviser, with which Subadviser has had material contact or dealings in connection with the matters contemplated by this Agreement (such business units, the "Adviser Business Units") shall, without the prior written consent of Subadviser, solicit any current or former Subadviser officer or employee to seek or accept employment with any financial services firm (other than Subadviser) and Subadviser shall not, without the prior written consent of Adviser, solicit any current or former Adviser Business Unit officer or employee to seek or accept employment with any financial services firm (other than any Adviser Business Unit). For purposes of this Section 15, a former officer or employee who has not served in such capacity at any time within the twelve month period ending on any relevant date of determination shall not be considered a former officer or employee. This Section 15 shall survive termination of this Agreement.

16.      MISCELLANEOUS

         (a) The headings in this Agreement are included for the convenience or reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         (b) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts and the laws applicable therein.

         (c) Any notice required or permitted to be given hereunder shall be deemed to be sufficiently given if such notice is delivered or sent by facsimile as hereinafter set forth. Any notice delivered shall be deemed to have been given on the date of delivery. Any notice sent by facsimile shall be deemed to be delivered on the day it is sent unless it is sent on a day that is not a business day or is sent after 4:00 p.m. (Boston time) on a business day, in which case it shall be deemed to be delivered on the next business day. A "business day" is a day on which the New York Stock Exchange is open for business. Notice shall be effectively given, if delivered or sent by facsimile to the following addresses:

                  (i)   if to Subadviser, to it at:

                        Grosvenor Capital Management, L.P.
                        227 West Monroe Street
                        Suite 4800
                        Chicago, Illinois 60606
                        USA

                        Attention:  Paul Meister
                        Facsimile:  312-782-4759

                  (ii)  if to Adviser, to it at:

                        Liberty Asset Management Company
                        245 Summer Street
                        Boston, Massachusetts 02110

                        Attention:  William R. Parmentier
                        Facsimile:  617-423-9292

                  (iii) if to the Fund, to it at:

                        Columbia Management Multi-Strategy Hedge Fund, LLC 100 Federal Street, 3rd Floor
                        Boston, Massachusetts  02110

                        Attention:  Patti Stoll
                        Facsimile:  617-434-0339

Any party may change its address for receiving notices by giving notice in the manner set out above to the other parties.

         (d) If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid, illegal or otherwise unenforceable to any extent, then, to the fullest extent permitted by law: (a) such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement; (b) all other terms and provisions of this Agreement shall remain in full force and effect and shall be liberally construed in order to carry out the intent of the parties hereto as nearly as may be possible; and (c) the parties hereto shall use all reasonable efforts to substitute a valid, legal and enforceable provision which, insofar as practicable, implements the purposes and intent of this Agreement.

         (e) This Agreement may be executed in one or more counterparts, which shall together constitute one and the same document.

         (f) The parties hereto acknowledge and agree that the Fund shall in no event have any liability to any party hereto or any other person for the obligations, representations and warranties of the Adviser or Subadviser hereunder, including, without limitation, Adviser's obligation to compensate Subadviser pursuant to Section 3.



             [The remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF the parties hereto have entered into this Agreement as of the date first above written.



                            LIBERTY ASSET MANAGEMENT COMPANY


                            By: ____________________
                                Name:
                                Title: President


                            GROSVENOR CAPITAL MANAGEMENT, L.P.

                            By: GCM, L.L.C.

                                Its General Partner

                            By: Grosvenor Holdings, L.L.C.

                                Its Manager

                            By: _____________________
                                Name:
                                Title:


                           COLUMBIA MANAGEMENT MULTI-
                            STRATEGY HEDGE FUND, LLC


                            By: _____________________
                                Name:
                                Title:  President

                                   SCHEDULE A

                                  COMPENSATION

         Capitalized terms used in this Schedule A but not defined herein or elsewhere in this Agreement shall have the meanings given them in the Fund's Operating Agreement, as in effect from time to time.

         The compensation payable by Adviser and the Fund to Subadviser under this Agreement shall consist of the following:

         1. MANAGEMENT FEE. Adviser will pay to Subadviser a management fee (the "Management Fee"), monthly in arrears. The Management Fee is payable at the annual rate of 0.450% of the average net assets of the Fund that are Designated Assets. On or before the tenth business day of each month, the Fund will calculate an amount (the "Monthly Management Fee") equal to 0.0375% of the net asset value of the Designated Assets as of the last business day of the previous month, determined before giving effect to the payment of the accrued Monthly Management Fee being calculated or to any repurchases or distributions (including any distributions made to Special Members in payment of the Incentive Allocation) as of such date or any capital contributions made on such date (such capital contributions being deemed to be made as of the next day). Adviser will pay the Monthly Management Fee for each month to Subadviser on or before the thirtieth day of the following month. The Monthly Management Fee shall be calculated on a pro rata basis in the case of any partial months.

         Within 60 days after the Fund's fiscal year end, the Fund will cause its (and the Designated Assets') net asset value as of the last business day of each month in such fiscal year to be reviewed. Based on the review, the Monthly Management Fee for each month in such fiscal year shall be recalculated. If the sum of the Monthly Management Fees (as recalculated) for such fiscal year exceeds the amounts paid already by Adviser to Subadviser in respect of such Monthly Management Fees, then Adviser shall pay the amount of such excess to Subadviser within 45 days after the completion of the review. If the sum of the Monthly Management Fees (as recalculated) for such fiscal year is less than the amounts paid already by Adviser in respect of such Monthly Management Fees, then Adviser shall reduce the amount of the next Monthly Management Fee paid by it to Subadviser by the amount of such deficit (and, if necessary to fully account for such deficit, subsequent Monthly Management Fees).

         2. INCENTIVE ALLOCATION. In accordance with the terms of the Fund's Operating Agreement, Subadviser will receive 65% of the Incentive Allocation, which shall be credited to its special advisory account.

         3. REIMBURSEMENT OF CERTAIN EXPENSES. Within 30 days of the Fund's receipt of reasonably detailed documentary evidence of its reasonably allocated portion of Subadviser's out-of-pocket expenses incurred (the "Reimbursement Request") on behalf of or for the benefit of the Fund for computer software licensing, purchasing, programming and operating costs and research and due diligence costs (in each case, whether internal costs reasonably allocated or external costs), the Fund shall pay to the Subadviser the amount of such expenses, up to, but not in excess of, the following amounts, based upon the following levels of the Fund's assets under management as of the calendar month-end immediately preceding the date of the Reimbursement Request:

         o 5 basis points of the Fund's total assets if such assets are less than or equal to $25 million;

         o 3 basis points of the Fund's total assets if such assets are in excess of $25 million but less than or equal to $50 million;

         o 2 basis points of the Fund's total assets if such assets are in excess of $50 million but less than or equal to $200 million; and

         o 1 basis point of the Fund's total assets if such assets are in excess of $200 million.

Notwithstanding the foregoing, in no event shall (i) the total amount paid by the Fund to reimburse Subadviser for such expenses exceed $25,000 in any given calendar year, (ii) Subadviser seek reimbursement of any expenses from the Fund for which it does not seek reimbursement from all of its other clients (excluding Grandfathered Clients), and (iii) Subadviser seek reimbursement of any expenses from the Fund on a basis less favorable to the Fund than the most favorable basis on which Subadviser seeks reimbursement for such expenses from all of its other clients (excluding Grandfathered Clients). In determining the amount of expenses for which Subadviser shall seek reimbursement from the Fund, Subadviser shall fairly and consistently apply an allocation methodology that it applies to all of its clients (excluding Grandfathered Clients) and pursuant to which it allocates such expenses among the Fund and its other clients (excluding Grandfathered Clients) for purposes of such reimbursement, and shall not apply such methodology in a manner that differs in its approach to the Fund relative to such other clients. "Grandfathered Clients" means two of Subadviser's clients, each of which has been a client of Subadviser since 1995 and neither of which has ever reimbursed Subadviser for any of its expenses.

                                   APPENDIX E

         As of October 20, 2004, to the Fund's knowledge, no person owned beneficially or of record more than 5% of the outstanding interests in the Fund, except as follows:

                    NAME AND ADDRESS OF                   PERCENT OF FUND
                     BENEFICIAL OWNER                     INTERESTS OWNED
                    -------------------                   ---------------
Fleet National Bank, as Trustee                                28.73%
FBO Irrevocable Trusts
100 Federal Street
Boston, Massachusetts 02110

    Included in the foregoing is:
       Harry Lebensfeld Trust                                  14.58%
       100 Federal Street
       Boston, Massachusetts  02110



*Under the 1940 Act, holders of more than 25% of the Fund's outstanding interests are presumed to control the Fund.

                                   APPENDIX F

         The following table provides information about the executive officers of the Fund. Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers of the Fund who are officers or employees of the Adviser or its affiliates are not compensated by the Fund.

-------------------------------------------------------------------------------------------------------------------------
            NAME,
           AGE AND                     POSITION HELD
           MAILING                  WITH THE FUND AND                            PRINCIPAL OCCUPATION
           ADDRESS                 LENGTH OF TIME SERVED                       DURING THE PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------
J. Kevin Connaughton          President since 2004            Treasurer of the Columbia Funds and the Liberty All-Star
(Age 39)                                                      Funds since December 2000; Vice President of the Adviser,
One Financial Center                                          since April 2003; Chief Accounting Officer and Controller
Boston, MA 02111                                              of the Liberty Funds and Liberty All-Star Funds, February
                                                              1998 to October 2000; Treasurer of the Galaxy Funds,
                                                              since September 2002.
-------------------------------------------------------------------------------------------------------------------------
Patti A. Stoll                Vice President since 2002       Managing Director, Product and Platform Management,
(Age 49)                                                      Alternative Investment Group, Bank of America
100 Federal Street                                            Corporation, since April 2004; Managing Director,
Boston, MA 02110                                              Alternative Investments Group, FleetBoston Financial,
                                                              1999 to 2004.
-------------------------------------------------------------------------------------------------------------------------
Raymond Bligh                 Vice President since 2002       Director, Alternative Investment Group, Bank of America
(Age 41)                                                      Corporation, since April 2004; Director, Alternative
100 Federal Street                                            Investments Group, FleetBoston Financial, 2000 to 2004;
Boston, MA 02110                                              Director, Card Business Development, American Express,
                                                              1998 to 2000.
-------------------------------------------------------------------------------------------------------------------------
Eric D. Pisauro               Treasurer since 2004            Director, Alternative Investment Group Funds' Operations
(Age 35)                                                      and Administration, Bank of America since August 2004;
40 West 57th Street                                           Accounting Director of Alternative Investments, PFPC
New York, NY 10019                                            Inc., September 2001 to July 2004; Vice President and
                                                              Controller of Quantitative Financial Strategies, Inc. (a
                                                              currency hedge fund manager), May 1993 to September 2001.
-------------------------------------------------------------------------------------------------------------------------
David Rozenson                Secretary since 2003            Associate General Counsel, Bank of America Corporation,
(Age 50)                                                      since April 2004; Senior Counsel, FleetBoston Financial,
One Financial Center                                          1996 to 2004; Associate General Counsel, Columbia
Boston, MA 02111                                              Management Group, since November, 2002; Secretary of the
                                                              Columbia Funds and of the Liberty All-Star Funds, since
                                                              December, 2003.
-------------------------------------------------------------------------------------------------------------------------

                                      F-1